Filed with the U.S. Securities and Exchange Commission on December 23, 2016

1933 Act Registration File No. 333-172080
1940 Act File No. 811-22525
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		☒
Pre-Effective Amendment No.		☐
Post-Effective Amendment No.	259	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		☒
Amendment No.	260	☒

(Check appropriate box or boxes.)

MANAGED PORTFOLIO SERIES
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  (414) 765-6802

James R. Arnold, President and Principal Executive Officer
Managed Portfolio Series
615 East Michigan Street
Milwaukee, WI 53202
(Name and Address of Agent for Service)

Copy to:

Michael P. O’Hare, Esq.
Stradley Ronon Stevens & Young, LLP.
2005 Market Street, Suite 2600
Philadelphia, PA 19103

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	On December 28, 2016 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

Explanatory Note:  This Post-Effective Amendment No. 259 to the Registration Statement of Managed Portfolio Series (the “Trust”) is being filed for the purpose of completing registration of one new series to the Trust:  Tortoise Select Income Bond Fund.

Prospectus
December 28, 2016

Tortoise Select Income Bond Fund
Series of Managed Portfolio Series (the “Trust”)

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Fund Summary

Investment Objective
The investment objective of Tortoise Select Income Bond Fund (the “Fund”) is to achieve a high level of total return with an emphasis on current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund.  More information about these and other discounts is available from your financial professional and in the “Shareholder Information - Class Descriptions” section of the Fund’s Statutory Prospectus on page 29.

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
Maximum Front-End Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of initial investment or the value of the investment at redemption, whichever is lower)	None(1)	None
Redemption Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Institutional Class
Management Fees	0.45%	0.45%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.00%
Other Expenses	1.12%	1.12%
Total Annual Fund Operating Expenses	1.82%	1.57%
Less: Fee Waiver and Expense Reimbursement(2)	(1.07)%	(1.07)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(2)	0.75%	0.50%

(1)	No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions. If imposed, the CDSC applies to redemptions made within 12 months of purchase and will be assessed on an amount equal to the lesser of the initial value of the shares redeemed and the value of shares redeemed at the time of redemption.
(2)	Tortoise Credit Strategies, LLC (the “Adviser”) has contractually agreed to reimburse the Fund for its operating expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, shareholder servicing plan fees, acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions, and extraordinary expenses) do not exceed 0.50% of the Fund’s average daily net assets. Expenses reimbursed may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such reimbursement was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the reimbursement occurred and at the time of the recoupment. The Operating Expenses Limitation Agreement will be in effect through at least December 31, 2017.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years
Investor Class	$498	$873
Institutional Class	$51	$391

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance.

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Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of the its net assets plus the amount of any borrowings for investment purposes, in fixed income securities which may include corporate bonds of issuers in U.S. and foreign countries (including emerging markets), U.S. government and foreign government and agency bonds and notes (including non-dollar and emerging markets), mortgage-backed (including residential, commercial and stripped), and asset-backed securities (including collateralized mortgage or collateralized loan obligations), Yankee bonds, bank loans, structured notes, convertible bonds and other convertible securities, and preferred securities. The Fund considers a security to be an emerging market security if the security is a direct obligation of an emerging market country or is an entity domiciled within an emerging market country as classified by the International Monetary Fund under emerging and developing economies.

Under normal circumstances, the Fund may invest up to: (i) 35% of its total assets in debt securities that, at the time of purchase, are rated below investment grade (commonly referred to as “high yield” investments or “junk” bonds); ( or are unrated but determined to be of comparable quality (ii) 20% of its total assets in preferred securities; (iii) 30% of its total assets in non-US dollar denominated securities; and (iv) 15% of its net assets in illiquid securities. The Fund may invest in other investment companies to the extent permitted by the Investment Company Act of 1940 (the “1940 Act”). The Fund may invest in permissible securities without regard to the market capitalization of the issuer of such security. The Fund will not have any duration or weighted average maturity restrictions.

Except for investments in illiquid securities, the above investment restrictions apply at the time of purchase, and the Fund will not be required to reduce a position due solely to market value fluctuations in order to comply with these restrictions.  To the extent that market value fluctuations cause illiquid securities held by the Fund to exceed 15% of its net assets, the Fund will take steps to bring the aggregate amount of illiquid securities back within the prescribed limitations as soon as reasonably practical.  Generally, this requirement does not obligate the Fund to liquidate a position where the Fund would incur a loss on the sale.

The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended (the 1933 Act), subject to liquidity determinations and certain regulatory restrictions. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and dollar roll transactions.

The Fund may, but is not required to, invest in derivatives which are financial contracts whose values depend on, or are derived from, the values of underlying assets, reference rates, or indices. To manage risk, seek or alter particular portfolio exposure, to enhance return (including through the use of leverage), or for other purposes, the Fund may engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts, interest rate swaps and futures, Euro dollar futures, and credit default swaps (“Commodity Interests”) (i) with aggregate net notional value of up to 100% of the Fund’s net assets, or (ii) for which the initial margin and premiums do not exceed 5% of its net assets, in each case excluding bona fide hedging transactions.

The Adviser’s general investment strategy uses a combination of “top down” analysis of the global economy, interest rate and business cycle as well as “bottom up” research on sectors, industries and issuers to increase and decrease the Fund’s exposure to various sectors, industries and issuers over time based upon the Adviser’s views on the business and economic cycle. Sector allocation, industry selection, security selection, duration, and yield curve strategies are employed in the process.

Borrowing Policy.  The Fund may utilize borrowings for investment purposes and for redemption of Fund shares.  Utilization of such borrowings would generally be short term in nature and within the constraints of the 1940 Act, and will consist of a line of credit from a bank or group of banks.

Principal Investment Risks
As with any mutual fund, there are risks to investing.  An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.  Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time.  The principal risks of investing in the Fund are:

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General Market Risk.  The Fund is subject to all of the business risks and uncertainties associated with any mutual fund, including the risk that it will not achieve its investment objective and that the value of an investment in its securities could decline substantially and cause you to lose some or all of your investment. The Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities.  Certain securities in the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Adviser Risk.  The Fund may not meet its investment objective or may underperform the market or other mutual funds with similar strategies if the Adviser cannot successfully implement the Fund’s investment strategies.

Asset Allocation Risk.  The Fund’s investment performance depends, at least in part, on how its assets are allocated and reallocated among asset classes. Such allocation could result in the Fund holding asset classes or investments that perform poorly or underperform other asset classes or available investments.

Asset-Backed Securities Risk. Asset-backed securities are securities that are backed primarily by the cash flows of a discrete pool of fixed or revolving receivables or other financial assets that by their terms convert into cash within a finite time period.  Payments of principal of and interest on asset-backed securities rely entirely on the performance of the underlying assets. In addition, asset-backed securities entail prepayment risk that may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities.

Convertible Securities Risk.  Convertible securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also tends to exhibit lower volatility than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Investors could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Counterparty Risk.  Investments and investment transactions are subject to various counterparty risks. The counterparties to transactions in over-the-counter or "inter-dealer" markets are typically subject to lesser credit evaluation and regulatory oversight compared to members of "exchange-based" markets. This may increase the risk that a counterparty will not settle a transaction because of a credit or liquidity problem, thus causing the Fund to suffer losses. Furthermore, upon the bankruptcy, insolvency or liquidation of any counterparty, the investor may be deemed to be a general, unsecured creditor of such counterparty and could suffer a total loss with respect to any positions and/or transactions with such counterparty.

Credit Risk.  Credit risk is the risk that the value of loans or other debt instruments may decline if the borrower or the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. The Fund could lose money if the issuer or guarantor of a fixed income security or the counterparty to a derivatives contract, repurchase agreement, or a loan of portfolio securities defaults or is unable or unwilling to make timely principal and/or interest payments or to otherwise honor its obligations. Lower quality or unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities, including the possibility of default or bankruptcy.

Currency Risk.  The value of securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses.

Cybersecurity Risk.  Investment advisers, including the Adviser, must rely in part on digital and network technologies (collectively “cyber networks”) to conduct their businesses.  Such cyber networks might in some circumstances be at risk of cyber attacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data, or causing operational disruption.

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Derivatives Risk.  Derivatives are financial contracts whose value depend on, or are derived from, the value of an underlying asset, reference rate, or index. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain derivative instruments can lose more than the principal amount invested. Derivatives may involve significant risks.  Derivatives could result in Fund losses if the underlying references do not perform as anticipated.

Distressed or Defaulted Securities Risk.  Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks and are considered speculative. An investor may suffer significant losses if the reorganization or restructuring is not completed as anticipated. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties. Investments in defaulted securities and obligations of distressed issuers are considered highly speculative.

Dollar Rolls Risk.  Dollar rolls are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money for investment purposes. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities, or that the counterparty may default on its obligations. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted.

Emerging Markets Risk.  Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign investments risks. These risks are greater for investments in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Extension Risk.  If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down, because their interest rates are lower than the current interest rate and they remain outstanding longer.

Foreign Markets Risk.  Investments in or exposure to foreign securities involve certain risks not associated with investments in or exposure to securities of U.S. companies, and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. The securities markets of many foreign countries are relatively small and have less depth, with a limited number of companies representing a small number of industries. Issuers of foreign securities are often not subject to the same degree of regulation as are U.S. issuers. In the event of nationalization, expropriation, or other confiscation, investors could lose their entire investment in a foreign security.

Fixed Income Market Risks.  The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changing perceptions about the creditworthiness of individual issuers (including governments), counterparty credit risk, prepayment risk or broader changes to the economic environment that may affect future cash flows. Such investments will always be exposed to certain risks that cannot be hedged and the Adviser is not obligated to seek to hedge against any risk, including fluctuations in the value of investments as a result of changes in market, principal, credit, interest rate, counterparty or currency risk or any other developments.

High Yield Risk.  Investments in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of credit and liquidity risk than investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments High yield securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.

Inflation-Protected Securities Risk.  Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal or interest is adjusted for inflation.

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Interest Rate Risk.  The value of fixed income securities and other instruments in a portfolio may decline because of an increase in interest rates, which are currently at historically low levels, and changes in the shape of the yield curve. Changes in government policy may cause interest rates to rise, which may result in periods of volatility or negatively impact the Fund’s performance and NAV. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Fixed income securities with longer durations and maturities tend to be more sensitive to changes in interest rates, usually making their prices more volatile than securities with shorter durations.  Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

Issuer Risk.  The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, reduced demand for the issuer’s goods or services, the historical and prospective earnings of the issuer and the value of its assets, or other events, conditions or factors.

Limited Voting Rights Risk. Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default. Even in such cases, such rights may be limited to the terms of the debenture or other agreements.

Liquidity Risk.  Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid securities are securities that cannot be disposed of within a reasonable time in the ordinary course of business at approximately the value at which a manager has valued the securities. There is also risk that the liquidity of particular issuers or sectors, or of all securities within a particular investment category, will shrink or disappear as a result of adverse economic, market or political events or adverse investor perception. Investments in illiquid securities may adversely impact returns if a manager is unable to sell the illiquid securities at an advantageous time or price.

Legal and Regulatory Risk.  Legal and regulatory changes could occur that may adversely affect the Fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. Certain changes have already been proposed and additional changes are expected.

Leverage Risk.  The Fund’s use of leverage through borrowing may magnify the Fund’s gains or losses.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying instrument can result in a loss substantially greater than the amount invested in the derivative itself.

Loan Risk.  Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment.

Mortgage-Backed Securities Risk. The value of any mortgage-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying mortgages.  Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage-backed securities, making their prices more volatile and more sensitive to changes in interest rates.

Municipal Securities Risk.  Investors in municipal bonds face a number of risks, specifically including: call risk, credit risk, interest rate risk, liquidity risk, and inflation risk as inflation reduces purchasing power, which is a risk for investors receiving a fixed rate of interest, and can lead to higher interest rates and, in turn, lower market value for existing bonds. In addition, there may be tax implications, including the possibility that the bond may be subject to the federal alternative minimum tax, profits and losses on bonds may be subject to capital gains tax treatment, and interest or other investment return may be subject to state and local income tax.

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Prepayment, Call or Reinvestment Risk.  Many issuers have a right to prepay their debt securities. If interest rates fall, an issuer may exercise this right. In that event, the security holder will not benefit from the rise in market price that normally accompanies a decline in interest rates.  Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning. Income from the Fund will decline if and when the Fund invests the proceeds from matured, traded, prepaid or called debt obligations at market interest rates that are below the Fund’s current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to reinvest the proceeds in lower-yielding securities. A decline in income received by the Fund from its investments is likely to have a negative effect on the market price, net asset value and/or overall return of the Fund.

Pricing Risk. The Fund’s pricing and valuation procedures generally assign prices to securities based upon values obtained from pricing vendors independent of the Adviser. Such prices are indicative of the price that could be received in the marketplace if transacted on the day the Fund is valued and in a position size considered to be standard for that security type.

Preferred Equity Risk.  Preferred equity’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred equity may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred equity tends to vary more with fluctuations in the underlying common equity and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred equity may suffer a loss of value if dividends are not paid and have limited voting rights.

Repurchase Agreements Risk.  If the other party to a repurchase agreement defaults on its obligation, the Fund may suffer delays and incur costs or lose money in exercising rights under the agreement. If the seller fails to repurchase the security and the market value declines, the Fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities for the Fund may be restricted.

Restricted Securities Risk.  The Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act, are ineligible for resale under Rule 144A under the Securities Act of 1933, or which are otherwise not readily marketable. These securities are generally referred to as private placements or restricted securities. Irrespective of the Fund’s initial or ongoing determinations of the liquidity of any given security, market conditions could cause these securities to become less liquid and possibly extremely difficult to sell.

Rule 144A Securities Risk.  The Fund may purchase securities eligible for resale under Rule 144A. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Fund could affect adversely the marketability of certain Rule 144A securities, and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

Redemption Risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the net asset value of the Fund to decline.

Spread Risk.  Wider credit spreads and decreasing market values typically represent a deterioration of the debt security’s credit soundness and a perceived greater likelihood or risk of default by the issuer.

Sovereign Debt Risk. Sovereign debt instruments, which are debt obligations issued or guaranteed by a foreign governmental entity, are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on debt that it has issued or guaranteed, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, relationships with other lenders such as commercial banks, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multi-lateral agencies.  There may be no established legal process for a U.S. bondholder (such as a portfolio) to enforce its rights against a governmental entity that does not fulfill its obligations, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

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Structured Investments Risk.  The Fund may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may behave in ways not anticipated by the Fund, or they may not receive tax, accounting or regulatory treatment anticipated by the Fund.

Stripped Mortgage-Backed Securities Risk. Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (“IO”) and Principal Only (“PO”).  The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

Underlying Funds Risk.  If the Fund invests its assets in underlying closed-end funds, mutual funds or exchange-traded funds, the Fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds selected. Each of the underlying funds has its own investment risks, and those risks can affect the value of the underlying funds’ shares and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of any underlying fund will be achieved.

U.S. Government Obligations Risk.  While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.

Who Should Invest
Before investing in the Fund, investors should consider their investment goals, time horizons and risk tolerance. The Fund may be an appropriate investment for investors who are seeking:

•	An investment vehicle for accessing an institutional quality portfolio of diversified fixed income securities;
•	A traditional flow-through mutual fund structure with daily liquidity at NAV;
•	Simplified tax reporting through a Form 1099;
•	A fund offering the potential for high level of total return with an emphasis on current income;
•	A fund that may be suitable for retirement and other tax exempt accounts;
•	Potential diversification of their overall investment portfolio; and
•	Professional securities selection and active management by an experienced adviser.

The Fund is designed for long-term investors and is not designed for investors who are seeking short-term gains. The Fund will take reasonable steps to identify and reject orders from market timers.  See “Shareholder Information – Buying Shares” and “– Redeeming Shares” of the Fund’s Statutory Prospectus.

Performance
When the Fund has been in operation for a full calendar year, performance information will be shown here.  Performance information, when available, will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns for certain periods compare with those of a broad measure of market performance. Past performance (before and after taxes) will not necessarily continue in the future.

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Investment Adviser and Investment Policy & Strategy Committee
Tortoise Credit Strategies, LLC is the Fund’s investment adviser.

Investment Policy & Strategy Committee
The Adviser’s Investment Policy & Strategy Committee (“IPSC”) is responsible for the overall strategic investment direction of the Fund’s portfolio.

The IPSC members include N. Graham Allen, Bradley Beman, Edward Bradford, Jeffrey Brothers, Gregory Haendel and Zelda Marzec. Each of them has been a member of the IPSC since the Fund’s inception in 2016.

Purchase and Sale of Fund Shares
You may purchase, exchange, or redeem Fund shares on any day that the New York Stock Exchange (“NYSE”) is open for business by written request via mail (Tortoise Select Income Bond Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by contacting the Fund by telephone at 855-822-3863 or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  The minimum initial and subsequent investment amounts are shown below.

	Investor Class	Institutional Class
Minimum Initial Investment	$2,500	$1,000,000
Subsequent Minimum Investment	$100	$100

Tax Information
The Fund’s distributions are generally taxable, and will be taxed as ordinary income or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement such as a 401(k) plan or an IRA.  For more information, please see “Tax Consequences” of the Fund’s Statutory Prospectus.  Distributions on investments made through tax-advantaged arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or financial adviser, and including affiliates of the Adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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Additional Fund Information

Investment Objective

The investment objective of the Fund is to achieve a high level of total return with an emphasis on current income. The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without the approval of the Fund’s shareholders upon 60 days’ prior written notice to shareholders.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in fixed income securities, which may include corporate bonds of issuers in U.S. and foreign countries (including non-dollar and emerging markets), U.S. government and foreign government and agency bonds and notes (including non-dollar and emerging markets), mortgage-backed (including residential commercial and stripped), and asset-backed securities (including collateralized mortgage obligations), Yankee bonds, bank loans, structured notes, convertible bonds and other convertible securities, and preferred securities. The Fund considers a security to be an emerging market security if the security is a direct obligation of an emerging market country or is issued by an entity domiciled within an emerging market country as classified by the International Monetary Fund under emerging and developing economies.  Collateralized mortgage obligations are a type of mortgage-backed security that represent claims to specific cash flows from large pools of home mortgages. Collateralized loan obligations are securities backed by an underlying pool of debt and pay the holder scheduled payments from the underlying loans. Yankee bonds are bonds issued by a foreign entity that are issued and traded in the United States.

Under normal circumstances, the Fund may invest up to: (i) 35% of its total assets in debt securities that, at the time of purchase, are rated below investment grade (commonly referred to as “high yield” investments or “junk” bonds); ( or are unrated but determined to be of comparable quality (ii) 20% of its total assets in preferred securities; (iii) 30% of its total assets in non-US dollar denominated securities; and (iv) 15% of its net assets in illiquid securities. The Fund may invest in other investment companies to the extent permitted by the Investment Company Act of 1940 (the “1940 Act”). The Fund may invest in permissible securities without regard to the market capitalization of the issuer of such security.

Except for investments in illiquid securities, the above investment restrictions apply at the time of purchase, and the Fund will not be required to reduce a position due solely to market value fluctuations in order to comply with these restrictions.  To the extent that market value fluctuations cause illiquid securities held by the Fund to exceed 15% of its net assets, the Fund will take steps to bring the aggregate amount of illiquid securities back within the prescribed limitations as soon as reasonably practical.  Generally, this requirement does not obligate the Fund to liquidate a position where the Fund would incur a loss on the sale.

The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended (the 1933 Act), subject to liquidity determinations and certain regulatory restrictions. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such securities may include mortgage-backed securities acquired or sold in the “to be announced” (TBA) market and dollar roll transactions. In a TBA trade, the seller of the mortgage-backed security agrees to a sale price, but does not specify which particular securities will be delivered to the buyer on the settlement day.

The Fund may, but is not required to, invest in derivatives which are financial contracts whose values depend on, or are derived from, the values of underlying assets, reference rates, or indices. To manage risk, seek or alter particular portfolio exposure, to enhance return (including through the use of leverage), or for other purposes, the Fund may engage in certain investment strategies involving derivatives, such as options, futures, forward currency contracts, interest rate swaps and futures, Euro dollar futures, and credit default swaps (“Commodity Interests”) (i) with aggregate net notional value of up to 100% of the Fund’s net assets, or (ii) for which the initial margin and premiums do not exceed 5% of its net assets, in each case excluding bona fide hedging transactions. Euro dollar futures are cash-settled futures contracts with final futures prices based on the three-month LIBOR at the expiration date.

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The Fund may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended (the 1933 Act), subject to liquidity determinations and certain regulatory restrictions.

Temporary Strategies; Cash or Similar Investments
At the Adviser’s discretion, the Fund may invest in high-quality, short-term debt securities and money market instruments for (i) temporary defensive purposes in amounts up to 100% of the Fund’s assets in response to adverse market, economic, or political conditions and (ii) retaining flexibility in meeting redemptions, paying expenses, and identifying and assessing investment opportunities.  These short-term debt securities and money market instruments include cash, shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. government securities, and repurchase agreements. To the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund will bear its pro rata portion of such money market funds’ management fees and operational expenses. Taking a temporary defensive position may result in the Fund not achieving its investment objective.

The Fund’s Investment Process
The Adviser’s general investment strategy uses a combination of “top down” analysis of the global economic, interest rate and business cycle as well as “bottom up” research on sectors, industries and issuers to increase and decrease the Fund’s exposure to various sectors (as listed within the Principal Investment Strategies) and industries (as defined by the Fund’s benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index) relative to the benchmark index over time based upon the Adviser’s views on the business and economic cycle.  Sector allocation, industry selection, security selection, duration, and yield curve strategies are employed in the process.

The primary strategy involves a combination of top down analysis of the macroeconomic, business cycle, interest rate, and sector environments as well as bottom up, industry and issuer analysis.  Both the top down and bottom up process analyze various fundamental, technical, and valuation factors (for example, current and historical absolute and relative yield and option adjusted spread) that affect the movement and relative value of markets and securities prices worldwide.  The top down process sets broad portfolio parameters relative to the Fund’s benchmark index (for example, portfolio effective duration, ratings quality distribution, curve structure via key rate durations, and sector allocation) based upon the Adviser’s assessment of factors such as global and regional economic outlook and interest rate environments, fiscal and monetary policy, the regulatory and political environment as well as the business cycle. The process involves overweighting and underweighting sectors relative to that of the Fund’s benchmark index consistent with the Adviser’s view on the economic and business cycle. The decision to avoid sectors that may be overvalued or may have poor underlying fundamentals is as important as selection and rotation of sectors that may have favorable fundamental and valuation trends.

The bottom up strategy involves selecting industries and issuers/securities through both top down trends previously identified as well as detailed in-house credit research and analysis, using various fundamental and other factors such as creditworthiness, capital structure, business model, management team, security covenants (limiting the issuers actions), cash flows, and ~~as~~ where applicable, collateral value and structure supporting the security.

Exclusion of Adviser from Commodity Pool Operator Definition
An exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) has been claimed with respect to the Fund, and, therefore, the Adviser is not subject to CFTC registration or regulation as a CPO with respect to the Fund.  In addition, the Adviser is relying upon a related exemption from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC.

Principal Risks of Investing in the Fund
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or any other governmental agency.  There can be no assurance that the Fund will achieve its investment objective.  Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund over short or even long periods of time.  The principal risks of investing in the Fund are:

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General Market Risk.  The Fund is subject to all of the business risks and uncertainties associated with any business, including the risk that it will not achieve its investment objective and that the value of an investment in its securities could decline substantially and cause you to lose some or all of your investment.  U.S. and international markets have, and may continue to, experience volatility, which may increase risks associated with an investment in the Fund.  Changes in the value of the Fund’s portfolio securities may be rapid or unpredictable and cause the net asset value of the Fund and its investment return to fluctuate.  These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.  Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.  The market value of securities in which the Fund invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value.  In some cases, for example, the fixed income markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default, and valuation difficulties.

Adviser Risk.  The ability of the Fund to meet its investment objective is directly related to the Adviser’s investment strategies for the Fund.  The value of your investment in the Fund may vary with the effectiveness of the Adviser’s research, analysis and asset allocation among portfolio securities.  If the Adviser’s investment strategies do not produce the expected results, the value of your investment could be diminished or even lost entirely and the Fund could underperform the market or other mutual funds with similar investment objectives.

Asset Allocation Risk.  The Fund’s investment performance depends, at least in part, on how its assets are allocated and reallocated among asset classes. Such allocation could result in the Fund holding asset classes or investments that perform poorly or underperform other asset classes or available investments.

Asset-Backed Securities Risk. Asset-backed securities are securities that are backed primarily by the cash flows of a discrete pool of fixed or revolving receivables or other financial assets that by their terms convert into cash within a finite time period.  Payments of principal of and interest on asset-backed securities rely entirely on the performance of the underlying assets. Asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity and therefore, if the assets or sources of funds available to the issuer are insufficient to pay those securities, the Funds will incur losses. In addition, asset-backed securities entail prepayment risk that may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.
Convertible Securities Risk.  Convertible securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also tends to exhibit lower volatility than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Investors could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Counterparty Risk.  Investments and investment transactions are subject to various counterparty risks. The counterparties to transactions in over-the-counter or "inter-dealer" markets are typically subject to lesser credit evaluation and regulatory oversight compared to members of "exchange-based" markets. This may increase the risk that a counterparty will not settle a transaction because of a credit or liquidity problem, thus causing the Fund to suffer losses.  In addition, in the case of a default, an investment could become subject to adverse market movements while replacement transactions are executed. Such counterparty risk is accentuated for investments with longer maturities or settlement dates where events may intervene to prevent settlement or where transactions are concentrated with a single or small group of counterparties. Furthermore, upon the bankruptcy, insolvency or liquidation of any counterparty, the investor may be deemed to be a general, unsecured creditor of such counterparty and could suffer a total loss with respect to any positions and/or transactions with such counterparty. Under current market conditions, counterparty risk is substantially increased and more difficult to predict. In addition to heightened risk of bankruptcy, in this environment there is a greater risk that counterparties may have their assets frozen or seized as a result of government intervention or regulation. The Adviser is not restricted from dealing with any particular counterparty or from concentrating any or all of its transactions with one or a limited number of counterparties.

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Credit Risk.  Credit risk is the risk that the value of loans or other debt instruments may decline if the borrower or the issuer thereof defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Various factors could affect the actual or perceived willingness or ability of the borrower or the issuer to make timely interest or principal payments, including changes in the financial condition of the borrower or the issuer or in general economic conditions. The Fund could lose money if the issuer or guarantor of a fixed income security or the counterparty to a derivatives contract, repurchase agreement, or a loan of portfolio securities defaults or is unable or unwilling to make timely principal and/or interest payments or to otherwise honor its obligations. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. Lower quality or unrated securities held by the Fund may present increased credit risk as compared to higher-rated securities, including the possibility of default or bankruptcy. Non-investment grade fixed income instruments (commonly called “high-yield” or “junk”) may be subject to greater price fluctuations and are more likely to experience a default than investment grade fixed income instruments and therefore may expose the Fund to increased credit risk. If the Fund purchases unrated securities, or if the ratings of securities held by the Fund are lowered after purchase, the Fund will depend on analysis of credit risk more heavily than usual. A downgrade of the credit of a security may also decrease its value and impact the performance of the Fund.

Currency Risk.  The value of securities denominated in foreign currencies fluctuates as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by, among other factors, the general economics of a country; the actions of the U.S. and foreign governments or central banks; the imposition of currency controls; and speculation.

Cybersecurity Risk.  Investment advisers, including the Adviser, must rely in part on digital and network technologies (collectively “cyber networks”) to conduct their businesses.  Such cyber networks might in some circumstances be at risk of cyber attacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data, or causing operational disruption.  Cyber attacks might potentially be carried out by persons using techniques that could range from efforts to electronically circumvent network security or overwhelm websites to intelligence gathering and social engineering functions aimed at obtaining information necessary to gain access.  Nevertheless, cyber incidents could potentially occur, and might in some circumstances result in unauthorized access to sensitive information about the Adviser or its clients.

Derivatives Risk.  Derivatives are financial contracts whose value depend on, or are derived from, the value of an underlying asset, reference rate, or index. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain derivative instruments can lose more than the principal amount invested. Derivatives may involve significant risks.  Derivatives could result in Fund losses if the underlying references do not perform as anticipated. Use of derivatives is a highly specialized activity that can involve investment techniques, risks, and tax planning different from those associated with more traditional investment instruments. A Fund’s derivatives strategy may not be successful and use of certain derivatives could result in substantial, potentially unlimited, losses to the Fund regardless of the Fund’s actual investment. A relatively small movement in the price, rate or other economic indicator associated with the underlying reference may result in substantial loss for the Fund. Derivatives may be more volatile than other types of investments. Derivatives can increase the Fund’s risk exposure to underlying references and their attendant risks, including the risk of an adverse credit event associated with the underlying reference (credit risk), the risk of adverse movement in the value, price or rate of the underlying reference (market risk), the risk of adverse movement in the value of underlying currencies (foreign currency risk) and the risk of adverse movement in underlying interest rates (interest rate risk). Derivatives may expose the Fund to additional risks, including the risk of loss due to a derivative position that is imperfectly correlated with the underlying reference it is intended to hedge or replicate (correlation risk), the risk that a counterparty will fail to perform as agreed (counterparty risk), the risk that a hedging strategy may fail to mitigate losses, and may offset gains (hedging risk), the risk that losses may be greater than the amount invested (leverage risk), the risk that the Fund may be unable to sell an investment at an advantageous time or price (liquidity risk), the risk that the investment may be difficult to value (pricing risk), and the risk that the price or value of the investment fluctuates significantly over short periods of time (volatility risk). The value of derivatives may be influenced by a variety of factors, including national and international political and economic developments. Potential changes to the regulation of the derivatives markets may make derivatives more costly, may limit the market for derivatives, or may otherwise adversely affect the value or performance of derivatives.

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Distressed or Defaulted Securities Risk.  Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks and are considered speculative. An investor may suffer significant losses if the reorganization or restructuring is not completed as anticipated. Repayment of defaulted securities and obligations of distressed issuers is subject to significant uncertainties. Investments in defaulted securities and obligations of distressed issuers are considered highly speculative.

Dollar Rolls Risk.  Dollar rolls are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to purchase those or similar securities in the future at a predetermined price. The use of dollar rolls is a speculative technique involving leverage, and can have an economic effect similar to borrowing money for investment purposes. Dollar roll transactions involve the risk that the market value of the securities the Fund is required to purchase may decline below the agreed upon repurchase price of those securities, or that the counterparty may default on its obligations. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted. These transactions may also increase the Fund’s portfolio turnover rate and may result in higher transactions costs for the Fund. If the Fund reinvests the proceeds of the security sold, the Fund will also be subject to the risk that the investments purchased with such proceeds will decline in value (a form of leverage risk).

Emerging Markets Risk.  Investments in the securities of issuers located in or principally doing business in emerging markets are subject to foreign investments risks. These risks are greater for investments in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Extension Risk.  If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market. This may drive the prices of these securities down, because their interest rates are lower than the current interest rate and they remain outstanding longer.

Foreign Markets Risk.  Investments in or exposure to foreign securities involve certain risks not associated with investments in or exposure to securities of U.S. companies, and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. The securities markets of many foreign countries are relatively small and have less depth, with a limited number of companies representing a small number of industries. Issuers of foreign securities are often not subject to the same degree of regulation as are U.S. issuers. In the event of nationalization, expropriation, or other confiscation, investors could lose their entire investment in a foreign security. Additionally, foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and companies may be subject to less government supervision and regulation than exists in the U.S. There may be difficulty in obtaining or enforcing a court judgment abroad. There may be less publicly available information about a foreign company than there is regarding a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing a loss. In addition, a portfolio that includes securities issued by foreign issuers can expect to have a higher expense ratio because of the increased transaction costs in foreign markets and the increased costs of maintaining the custody of such foreign securities.

Fixed Income Market Risks.  The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changing perceptions about the creditworthiness of individual issuers (including governments), counterparty credit risk, prepayment risk or broader changes to the economic environment that may affect future cash flows. Such investments will always be exposed to certain risks that cannot be hedged and the Adviser is not obligated to seek to hedge against any risk, including fluctuations in the value of investments as a result of changes in market, principal, credit, interest rate, counterparty or currency risk or any other developments. Additionally, ongoing regulatory changes related to the creation and trading of securities in the fixed income markets may create unforeseeable risks. There may be more sensitivity to adverse economic, business, political, sector or geographical developments if a substantial portion of a client’s assets are invested in bonds of certain states, similar sectors or in particular types of municipal securities.

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High Yield Risk.  Investments in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of credit and liquidity risk than investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments High yield securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities, and the Fund's ability to achieve its investment objectives may, to the extent the Fund invests in below investment-grade securities, be more dependent upon the Adviser's credit analysis than would be the case if the Fund were investing in higher-quality securities. Below investment-grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade securities.

Inflation-Protected Securities Risk.  Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal or interest is adjusted for inflation. Also, the inflation index utilized by a particular inflation-protected security may not accurately reflect the true rate of inflation, in which case the market value of the security could be adversely affected.

Interest Rate Risk.  Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of fixed income instruments tend to fall, and if interest rates fall, the values of fixed income instruments tend to rise. The value of fixed income securities and other instruments in a portfolio may decline because of an increase in interest rates, which are currently at historically low levels, and changes in the shape of the yield curve. Changes in government policy may cause interest rates to rise, which may result in periods of volatility or negatively impact the Fund’s performance and NAV. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. Fixed income securities with longer durations and maturities tend to be more sensitive to changes in interest rates, usually making their prices more volatile than securities with shorter durations.  Any interest rate increases could cause the value of the Fund’s investments in fixed income instruments to decrease. Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.

Issuer Risk.  The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, reduced demand for the issuer’s goods or services, the historical and prospective earnings of the issuer and the value of its assets, or other events, conditions or factors.

Limited Voting Rights Risk. Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default. Even in such cases, such rights may be limited to the terms of the debenture or other agreements.

Liquidity Risk.  Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid securities are securities that cannot be disposed of within a reasonable time in the ordinary course of business at approximately the value at which a manager has valued the securities. There is also risk that the liquidity of particular issuers or sectors, or of all securities within a particular investment category, will shrink or disappear as a result of adverse economic, market or political events or adverse investor perception. Investments in illiquid securities may adversely impact returns if a manager is unable to sell the illiquid securities at an advantageous time or price. Certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund’s investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in Fund redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market.

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Legal and Regulatory Risk.  Legal and regulatory changes could occur that may adversely affect the Fund, its investments, and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. Certain changes have already been proposed and additional changes are expected. New or revised laws or regulations may be imposed by the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect the Fund. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.

Leverage Risk.  The Fund’s use of leverage through borrowing may magnify the Fund’s gains or losses.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying instrument can result in a loss substantially greater than the amount invested in the derivative itself.

Loan Risk.  Loans are subject to the credit risk of nonpayment of principal or interest. Economic downturns or increases in interest rates may cause an increase in defaults, interest rate risk and liquidity risk. Loans may or may not be collateralized at the time of acquisition, and any collateral may be relatively illiquid or lose all or substantially all of its value subsequent to investment. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations in realizing the benefits of any collateral securing a loan. Junior loans, which have a lower place in the borrower’s capital structure than senior loans and may be unsecured, involve a higher degree of overall risk than senior loans of the same borrower. Loans are also subject to prepayment or call risk.

Mortgage- and Other Asset-Backed Securities Risk. The value of any mortgage-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying mortgages.  Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government.  Mortgage-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- backed securities, making their prices more volatile and more sensitive to changes in interest rates.

Municipal Securities Risk.  Investors in municipal bonds face a number of risks, specifically including: call risk, credit risk, interest rate risk, liquidity risk, and inflation risk as inflation reduces purchasing power, which is a risk for investors receiving a fixed rate of interest, and can lead to higher interest rates and, in turn, lower market value for existing bonds. In addition, there may be tax implications, including the possibility that the bond may be subject to the federal alternative minimum tax, profits and losses on bonds may be subject to capital gains tax treatment, and interest or other investment return may be subject to state and local income tax.

Prepayment, Call or Reinvestment Risk.  Many issuers have a right to prepay their debt securities. If interest rates fall, an issuer may exercise this right. In that event, the security holder will not benefit from the rise in market price that normally accompanies a decline in interest rates. Reinvestment risk is the risk that the Fund will not be able to reinvest income or principal at the same return it is currently earning. Income from the Fund will decline if and when the Fund invests the proceeds from matured, traded, prepaid or called debt obligations at market interest rates that are below the Fund’s current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to reinvest the proceeds in lower-yielding securities. A decline in income received by the Fund from its investments is likely to have a negative effect on the market price, net asset value and/or overall return of the Fund.

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Pricing Risk. The Fund’s pricing and valuation procedures generally assign prices to securities based upon values obtained from pricing vendors independent of the Adviser. Such prices are indicative of the price that could be received in the marketplace if transacted on the day the Fund is valued and in a position size considered to be standard for that security type.

Preferred Equity Risk.  Preferred equity’s right to dividends and liquidation proceeds is junior to the rights of a company’s debt securities. The value of preferred equity may be subject to factors that affect fixed income and equity securities, including changes in interest rates and in a company’s creditworthiness. The value of preferred equity tends to vary more with fluctuations in the underlying common equity and less with fluctuations in interest rates and tends to exhibit greater volatility. Shareholders of preferred equity may suffer a loss of value if dividends are not paid and have limited voting rights.

Repurchase Agreements Risk.  If the other party to a repurchase agreement defaults on its obligation, the Fund may suffer delays and incur costs or lose money in exercising rights under the agreement. If the seller fails to repurchase the security and the market value declines, the Fund could lose money. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities for the Fund may be restricted.

Restricted Securities Risk.  The Fund may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act, are ineligible for resale under Rule 144A under the Securities Act of 1933, or which are otherwise not readily marketable. These securities are generally referred to as private placements or restricted securities. Irrespective of the Fund’s initial or ongoing determinations of the liquidity of any given security, market conditions could cause these securities to become less liquid and possibly extremely difficult to sell.

Rule 144A Securities Risk.  The Fund may purchase securities eligible for resale under Rule 144A. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Fund could affect adversely the marketability of certain Rule 144A securities, and the Fund might be unable to dispose of such securities promptly or at reasonable prices. To the extent that liquid Rule 144A securities held by the Fund become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the assets invested in illiquid assets would increase and the fair value of such investments may become not readily determinable. In addition, if for any reason the Fund is required to liquidate all or a portion of a portfolio quickly, such portfolio may realize significantly less than the fair value at which it previously recorded these investments.

Redemption Risk. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the net asset value of the Fund to decline.

Spread Risk.  Wider credit spreads and decreasing market values typically represent a deterioration of the debt security’s credit soundness and a perceived greater likelihood or risk of default by the issuer.

Sovereign Debt Risk. Sovereign debt instruments, which are debt obligations issued or guaranteed by a foreign governmental entity, are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on debt that it has issued or guaranteed, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, relationships with other lenders such as commercial banks, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multi-lateral agencies.  If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or it may ask for forgiveness of interest or principal on its existing debt. On the other hand, a governmental entity may be unwilling to renegotiate the terms of its sovereign debt. There may be no established legal process for a U.S. bondholder (such as a portfolio) to enforce its rights against a governmental entity that does not fulfill its obligations, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.  Certain countries in Europe currently have large sovereign debts and/or fiscal deficits which has led to significant un-certainties in the market as to whether or not the governments of those countries will be able pay in full and on time the amounts due in respect of those debts.

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Structured Investments Risk.  The Fund may invest in, or have exposure to, various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure from which they are issued. Structured instruments may behave in ways not anticipated by the Fund, or they may not receive tax, accounting or regulatory treatment anticipated by the Fund. Certain countries in Europe currently have large sovereign debts and/or fiscal deficits which has led to significant un-certainties in the market as to whether or not the governments of those countries will be able pay in full and on time the amounts due in respect of those debts.

Stripped Mortgage-Backed Securities Risk. Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (“IO”) and Principal Only (“PO”). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

Underlying Funds Risk.  If the Fund invests its assets in underlying closed-end funds, mutual funds or exchange-traded funds, the Fund’s ability to achieve its investment objective depends largely on the performance of the underlying funds selected. Each of the underlying funds has its own investment risks, and those risks can affect the value of the underlying funds’ shares and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of any underlying fund will be achieved.

U.S. Government Obligations Risk.  While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. Government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government.

Disclosure of Portfolio Holdings
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the SAI.

Investment Management

Investment Adviser
The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with Tortoise Credit Strategies, LLC. The principal business address of the Adviser is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.  The Adviser is a wholly owned subsidiary of TCS Holdings, LLC. TCS Holdings is majority-owned by Tortoise Investments, LLC, a company that owns essential asset and income-oriented investment advisers.  Employees of the Adviser, including Messrs. Allen, Beman, Brothers and Haendel, that serve on the Investment Policy & Strategy Committee (the “IPSC”), own a minority interest in the Adviser.  The Adviser’s website is www.tortoisecredit.com.

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The Adviser specializes in managing portfolios of fixed income securities and, as of September 30, 2016, the Adviser managed investments of approximately $[  ] billion, including the assets of institutional and individual investors.

Pursuant to the Advisory Agreement, the Adviser provides the Fund with investment research and advice and furnishes the Fund with an investment program consistent with the Fund’s investment objective and policies, subject to the supervision of the Trust’s Board of Trustees (the “Board of Trustees”). The Adviser determines which portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the securities transactions and reports to the Board of Trustees on the Fund’s investments and performance. The Adviser is solely responsible for making investment decisions on behalf of the Fund.  The Board of Trustees has sole responsibility for selecting, evaluating the performance of, and replacing as necessary, any of the service providers to the Fund, including the Adviser.

For its services, on a monthly basis, the Fund pays the Adviser a management fee at an annualized rate of 0.45% of the Fund’s average daily net assets.

A discussion regarding the basis of the Board of Trustees’ approval of the Advisory Agreement will be available in the Fund’s semi-annual report to shareholders for the period ending March 31, 2017.

Conflicts of interest may arise because the Adviser and its affiliates generally will be carrying on substantial investment activities for other clients in which the Fund will have no interest.  The Adviser or its affiliates may have financial incentives to favor certain of such accounts over the Fund. Any of the Adviser’s proprietary accounts or other customer accounts may compete with the Fund for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from the advice given to, or securities recommended or bought or sold for the Fund, even though their investment objectives may be the same as, or similar to, those of the Fund. Certain of the Adviser’s affiliates’ managed funds and accounts may invest in the equity securities of a particular company, while other funds and accounts managed by the Adviser or its affiliates may invest in the debt securities of the same company.

Situations may occur in which the Fund could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other accounts.  Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Fund or the other accounts, thereby limiting the size of the Fund’s position; (2) the difficulty of liquidating an investment for the Fund or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in direct placement securities under the 1940 Act. The Fund’s investment opportunities may be limited by affiliations of the Adviser or its affiliates. Certain of the Adviser’s affiliates’ managed funds and accounts may invest in the equity securities of a particular company, while other funds and accounts managed by the Adviser or its affiliates may invest in the debt securities of the same company. Please see the “Statement of Additional Information”.

Fund Expenses. The Fund is responsible for its own operating expenses.  Pursuant to an Operating Expenses Limitation Agreement between the Adviser and the Fund, the Adviser has agreed to reimburse the Fund for its operating expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, shareholder servicing plan fees, acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions, and extraordinary expenses) do not exceed 0.50% of the Fund’s average daily net assets.  Expenses reimbursed may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such reimbursement was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the reimbursement occurred and at the time of the recoupment.  The Operating Expenses Limitation Agreement will be in effect through at least December 31, 2017.

Investment Policy & Strategy Committee
The Adviser’s IPSC is responsible for the overall strategic investment direction of the Fund’s portfolio. The IPSC consists of N. Graham Allen, Bradley Beman, Edward Bradford, Jeffrey Brothers, Gregory Haendel and Zelda Marzec. In conjunction with a Tortoise-sponsored management buy-out in June 2016, the Adviser expects Edward Bradford and Zelda Marzec to rotate off of the IPSC during 2017.

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The IPSC members have the following years of experience: Mr. Allen 40 years; Mr. Beman — 28 years; Mr. Bradford — 49 years; Mr. Brothers — 30 years; Mr. Haendel — 18 years; and Ms. Marzec — 45 years.

N. Graham Allen, FCMA, CGMA, Senior Portfolio Manager and Head of International
Mr. Allen joined Bradford & Marzec, now part of the Adviser, initially in 1988 and again in 2002. He serves as the international fixed income investments senior portfolio manager and a member of the IPSC. Mr. Allen has 40 years of investment industry experience, including 23 years with Bradford and Marzec and its successor from 1988 to 1998 and 2003 to present. Mr. Allen’s primary responsibilities include developing and directing the international portfolio strategy including currency hedging and trading for the core plus total return strategy. His analysis of international bond markets and economics contributes to the firm’s overall global macro, top-down strategy for all portfolios. Previously, Mr. Allen was the chief fixed income officer at Wells Capital Management from 1998 to 2002, where he developed overall investment policies and strategies for $15 billion in long-term and $85 billion in short-term fixed income investment portfolios. While at Wells, Mr. Allen managed 25 professionals involved in long-term fixed income investing across a variety of styles and asset classes including core, core plus, municipals, high yield, international, short duration and corporate bonds. He also oversaw 15 fixed income mutual funds. Mr. Allen began his career as an equity investment analyst for CIN Investments, formerly the National Coal Board Pension Funds, one of the largest public pension funds in Europe. In 1982, at CIN Investments, he was promoted to portfolio manager managing U.K. capital goods equities and ultimately became deputy director marketable securities with responsibilities overseeing multi-billion dollar equity portfolios including capital goods, retailing and overseas markets. In 1988, Mr. Allen also served as vice president, investments for Heron Financial in Los Angeles, one of the largest private companies in the U.K. at the time. His duties at Heron Investments included overseeing strategic acquisitions as well as managing high yield portfolios for the company’s Arizona-based financial subsidiary. Mr. Allen attended Harrow and Watford Colleges in London. He holds the Fellow Chartered Management Accountant (FCMA) designation awarded by the U.K. accounting body (CIMA).

Bradley Beman, CFA, Chief Executive Officer and Chief Investment Officer
Mr. Beman co-founded the Adviser, an investment firm focused on fixed income-related credit, in 2015. He serves as the Adviser’s chief executive officer and chief investment officer, and as a member of the IPSC. Mr. Beman has nearly three decades of fixed income investment experience, including a 28-year career at AEGON USA Investment Management LLC. He held several key positions at AEGON, most recently serving as the firm’s global chief investment officer/director of high yield. He also was a member of a global asset management board and led a team of approximately 100 investment professionals overseeing more than $200 billion invested in domestic and global taxable fixed income, asset allocation, alternatives and derivatives, with a specific focus in the U.S. and European regions. Mr. Beman was also involved in the build-out and growth of a third-party retail and institutional taxable fixed income and asset allocation business. His prior positions with AEGON included director of public fixed income and director of public credit research.

A recognized expert in high yield fixed-income and leveraged finance strategies, Mr. Beman has spoken for The Financial Investigator Seminar and The Money Management Institute. He was part of a select group of high yield managers asked to participate in Morgan Stanley’s biannual leveraged finance roundtable. Mr. Beman earned a Master of Business Administration from the University of Iowa and a Bachelor of Arts in accounting from the University of Northern Iowa. He passed the Certified Public Accountant exam and is a CFA charterholder.

Edward T. (Ted) Bradford, Founder of Bradford & Marzec
Mr. Bradford co-founded Bradford & Marzec, now part of the Adviser, in 1984. He is currently a member of the IPSC and is expected to transition off the committee during 2017. With more than 48 years of experience, Mr. Bradford supports other portfolio managers and specialists on credit decisions, tactical trading strategies and special portfolio mandates including short duration, core-plus, high yield and international markets. Mr. Bradford began his investment career with Security Pacific Bank, where he was a portfolio manager in the trust division. He then worked 12 years for CalPERS, as a bond investment officer for in-house managed assets and served as the chief investment officer before founding Bradford & Marzec. He is a member of the State Association of County Retirement Systems (SACRS), the National Association of State Treasurers (NAST), California Association of Treasurers and Tax Collectors (CATTC) and a fellow of the Financial Analysts Federation, (now the CFA Institute) since 1974. Mr. Bradford holds a Bachelor of Arts degree in business and a Master of Science degree in finance from California State University.

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Jeffrey Brothers, CFA, Senior Portfolio Manager and Head of Structured Products
Mr. Brothers joined Bradford & Marzec, now part of the Adviser, in 1994. He serves as a senior portfolio manager, head of structured products and is a member of the IPSC. Mr. Brothers has 30 years of investment industry experience, including 22 years with Bradford & Marzec. Mr. Brothers develops and performs research and implements investment strategies for the mortgage-backed, asset-backed, commercial mortgage-backed, U.S. agency and treasury inflation-protected securities sectors of the market. During his tenure with Bradford & Marzec, he also managed the domestic trading desk, analyzed structured products and developed quantitative tools. Prior to joining Bradford & Marzec, Mr. Brothers worked for Wilshire Associates as a member of the institutional fixed income services group. At Wilshire, his primary responsibilities included assisting fixed income clients with a variety of portfolio and security analysis including, performance attribution, benchmark risk comparisons, scenario analysis and cash flow projections. He also consulted to clients with regard to portfolio immunization, indexing and risk management. Mr. Brothers began his career at Merrill Lynch Capital Markets in the institutional fixed income sales department, specializing in marketing mortgage-backed, U.S. government and money market securities to institutional asset managers. He earned a Bachelor of Arts degree in economics from the University of California at Los Angeles and Master of Business Administration degree with an emphasis in investments from the University of Southern California. He is a CFA charterholder and a member of the Los Angeles Society of Financial Analysts.

Gregory Haendel, CFA, Senior Portfolio Manager and Head of Investment Grade Credit
Mr. Haendel joined Bradford & Marzec, now part of the Adviser, in 2014. He serves as a senior portfolio manager, head of investment grade credit and is a member of the IPSC. Mr. Haendel has more than 18 years investment industry experience across corporate credit and securitized products and spent the majority of his career at AEGON USA Investment Management LLC and Transamerica Investment Management (an AEGON subsidiary), where he managed a broad range of institutional assets including insurance, mutual funds, Taft Hartley, pension, foundation and corporate assets. While at AEGON, he managed more than $6 billion in investment grade and multi-sector fixed income assets including core, core plus, government/corporate, short duration and government strategies, as either the lead portfolio manager or co-portfolio manager.  Mr. Haendel began his career at Transamerica as a corporate credit analyst.  Prior to joining Bradford & Marzec, Mr. Haendel was a Managing Director and generalist Portfolio Manager at First Western Capital Management where he managed several multi-sector separate accounts as well as launched and managed a short duration bond fund.  Mr. Haendel began his career at Merrill Lynch in the Corporate and Institutional Client Group in New York City as a junior trader specializing primarily in money market securities.  Early in his career, Mr. Haendel also worked for CoBank, a Federal Farm Credit Bank, as an Assistant Portfolio Manager helping to manage the banks securitized investment portfolio.  Mr. Haendel earned a Bachelor of Arts degree with honors from Amherst College and a Master of Business Administration with honors from UCLA. He earned a CFA charter in 2005 and is currently a member of the Los Angeles Society of Financial Analysts.

Zelda (Zee) Marzec, Founder of Bradford & Marzec
Ms. Marzec co-founded Bradford & Marzec, now part of the Adviser, in 1984. She is currently a member of the IPSC and is expected to transition off the committee during 2017. With 45 years of experience, she supports other portfolio managers and specialists on credit decisions, tactical trading strategies and special portfolio mandates including short duration, core-plus, high yield and international markets. Prior to founding the firm in 1984, Ms. Marzec managed more than $5 billion in fixed income investments for the Transamerica Corporation. Her responsibilities at Transamerica included investment grade and high yield debt analysis, portfolio management and trading for insurance company portfolios, separate institutional client portfolios. She also managed a NYSE-listed total return bond fund and was recognized by Lipper Analytical as the top performing bond manager for the fund. She has served on the Los Angeles County Retirement Board, the investment committees of Mount St. Mary’s College Marlborough School and the Autry Museum of Western Heritage Board of Trustees. She is currently a member of the Los Angeles Music Center Blue Ribbon Committee and is a Dame of Malta and a Dame of the Equestrian Order of the Holy Sepulchre of Jerusalem. Ms. Marzec holds a Bachelor of Arts degree and a master’s degree in economics from the University of Southern California.

The SAI provides additional information about the IPSC members’ compensation, other accounts that they manage, and their ownership of securities in the Fund.

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Similarly Managed Account Performance
As of the date of this Prospectus, the Fund has no performance history.  The table below provides the performance of a composite of all client accounts managed by the Adviser on a fully discretionary basis with substantially similar objectives, policies and investment strategies employed by the Adviser to manage the Fund (the “Core Plus Composite”).  The accounts comprising the Core Plus Composite are managed by the IPSC.

Because of the similarities between the Fund and its corresponding Core Plus Composite, this information may help provide an indication of the Fund’s risks by showing how a similar Core Plus Composite has performed historically. The performance of the Core Plus Composite, however, is not the performance of the Fund, and you should not assume that the Fund will have the same performance as the Core Plus Composite. The performance of the Fund may be greater or less than the performance of the Core Plus Composite due to, among other things, the number of the holdings in and composition of the Fund’s portfolio, as well as the asset size and cash flow differences between the Fund and Core Plus Composite.

The Core Plus Composite returns were prepared by the Adviser on a total return basis and include all realized and unrealized gains and losses, income, accrued income, the reinvestment of interest and dividends, and the deduction of trading expense. All returns are presented in U.S. dollars.  Portfolios are managed to minimize, but do not exclude, the effects of currency.  Results are not net of Federal or state taxes.  All net of fee returns reflect the deduction of investment advisory fees.  For periods prior to January 1, 2015, net of fee returns reflect the actual investment advisory fees charged to composite constituents.  For periods after January 1, 2015, net of fee returns reflect the deduction of a fee at least as large as the highest fee charged to any composite constituent.  Custodial fees, if any, were not included in the calculations.

The Fund’s performance is calculated using the standard formula set forth in rules promulgated by the SEC, which differs in certain respects from the methods used to compute total return for the Core Plus Composite.  The private accounts comprising the Core Plus Composite are not subject to the same types of expenses incurred by the Fund, including service fees for fund administration, transfer agency, fund accounting, and audit fees, federal and state registration fees, and other various expenses.  The private accounts are also not subject to certain investment limitations, diversification requirements and other restrictions imposed on the Fund by the 1940 Act and the Internal Revenue Code of 1986, as amended.  The performance results of the Core Plus Composite would have been lower if the accounts included in the Core Plus Composite had been subject to the Fund’s expenses or had been regulated as investment companies under Federal securities laws.  The information presented does not represent the performance of the Fund.  Past performance of the Core Plus Composite is not indicative of the future performance results of the Fund.

The following table shows the returns of the Core Plus Composite for the periods indicated.  This performance data is for the Core Plus Composite and does not reflect the performance results of the Fund.  This performance data should not be considered indicative of the Fund’s future performance.

Core Plus Composite - Total Annualized Returns

		For the Periods Ended September 30, 2016
	Year-to-Date (09/30/16)	One Year	Three Year	Five Year	Ten Year
Core Plus Composite (Net of Fees)	7.60%	7.22%	5.14%	4.91%	6.09%
Core Plus Composite (Gross)	7.94%	7.67%	5.49%	5.22%	6.35%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.80%	5.19%	4.03%	3.08%	4.79%

[1]	The Bloomberg Barclays U.S. Aggregate Bond Index is an independently maintained and widely published index comprised of U.S. fixed rate debt issues having a maturity of at least one year and rated investment grade or higher.

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Shareholder Information

Pricing of Shares
The price of each class of the Fund’s shares is based on its net asset value (“NAV”).  The NAV of each class of shares is calculated by dividing the total assets of each class, less the liabilities of each class, by the number of shares outstanding of each class.  The Fund’s NAVs are calculated at the close of regular trading of the NYSE, which is generally 4:00 p.m., Eastern time.  The NAVs will not be calculated nor may investors purchase or redeem Fund shares on days that the NYSE is closed for trading, even though certain Fund securities (i.e., foreign or debt securities) may trade on days the NYSE is closed, and such trading may materially affect the NAV of each class of the Fund’s shares.

The Fund’s assets are generally valued at their market price using valuations provided by independent pricing services. When market quotations are not readily available, a security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees.  These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.  The Board of Trustees will regularly evaluate whether the Trust’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Trust’s valuation committee.

When fair value pricing is employed, security prices that the Fund uses to calculate its NAV may differ from quoted or published prices for the same securities.  Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) than the price of the security quoted or published by others, the value when trading resumes, and/or the value realized upon the security’s sale.  Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

Certain foreign securities may be valued at intraday market values in such foreign markets. Additionally, in the case of foreign securities, the occurrence of certain events (such as a significant surge or decline in the U.S. or other markets) after the close of foreign markets, but prior to the time the Fund’s NAV is calculated will often result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day.  If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV.  In such cases, use of fair value pricing can reduce an investor’s ability to profit by estimating each affected Fund’s NAV in advance of the time the NAV is calculated.  The Fund’s investments in smaller or medium capitalization companies and certain debt securities are more likely to require a fair value determination because they may be more thinly traded and less liquid than securities of larger companies.  It is anticipated that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are unavailable or considered unreliable.

Buying Shares
Shares of the Fund are purchased at the next NAV per share calculated plus any applicable sales charge after your purchase order is received in good order by the Fund (as defined below).  Shares may be purchased directly from the Fund or through a financial intermediary, including but not limited to, certain brokers, financial planners, financial advisors, banks, insurance companies, retirement, benefit and pension plans or certain packaged investment products.

Shares of the Fund have not been registered and are not offered for sale outside of the United States.  The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses or in certain other circumstances where the Chief Compliance Officer and Anti-Money Laundering Officer for the Trust conclude that such sale is appropriate and is not in contravention of United States law.

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A service fee, currently $25, as well as any loss sustained by the Fund, will be deducted from a shareholder’s account for any purchases that do not clear.  The Fund and U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent (the “Transfer Agent”), will not be responsible for any losses, liability, cost or expense resulting from rejecting any purchase order.

Minimum Investments
The minimum initial investment amount is $2,500 for the Investor Class and $1,000,000 for the Institutional Class.  The minimum subsequent investment amount is $100 for all classes.  The Fund reserves the right to waive the minimum initial or subsequent investment amounts at its discretion.  Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments.

Purchases through Financial Intermediaries
For share purchases through a financial intermediary, you must follow the procedures established by your financial intermediary.  Your financial intermediary is responsible for sending your purchase order and payment to the Transfer Agent.  Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales from the Fund.  Your financial intermediary may charge for the services that it provides to you in connection with processing your transaction order or maintaining an account with them.

If you place an order for the Fund’s shares through a financial intermediary that is authorized by the Fund to receive purchase and redemption orders on its behalf (an “Authorized Intermediary”), your order will be processed at the applicable price next calculated after receipt by the Authorized Intermediary, consistent with applicable laws and regulations.  Authorized Intermediaries are authorized to designate other Authorized Intermediaries to receive purchase and redemption orders on the Fund’s behalf.

If your financial intermediary is not an Authorized Intermediary, your order will be processed at the applicable price next calculated after the Transfer Agent receives your order from your financial intermediary.  Your financial intermediary must agree to send immediately available funds to the Transfer Agent in the amount of the purchase price in accordance with the Transfer Agent’s procedures.  If payment is not received in a timely manner, as determined by the Transfer Agent, the Transfer Agent may rescind the transaction and your financial intermediary will be held liable for any resulting fees or losses.  Financial intermediaries that are not Authorized Intermediaries may set cut-off times for the receipt of orders that are earlier than the cut-off times established by the Fund.

For more information about your financial intermediary’s rules and procedures, and whether your financial intermediary is an Authorized Intermediary, you should contact your financial intermediary directly.

Purchase Requests Must be Received in Good Order
Your share price will be based on the next NAV per share, plus any applicable sales charge, calculated after the Transfer Agent or an Authorized Intermediary receives your purchase request in good order.  “Good order” means that your purchase request includes:

•	The name of the Fund;
•	The class of shares to be purchased;
•	The dollar amount of shares to be purchased;
•	Your Account Application or investment stub; and
•	A check payable to the name of the Fund or a wire transfer received by the Fund.

An Account Application to purchase Fund shares is subject to acceptance by the Fund and is not binding until so accepted.  The Fund reserves the right to reject any Account Application or to reject any purchase order if, in its discretion, it is in the Fund’s best interest to do so.  For example, a purchase order may be refused if it appears so large that it would disrupt the management of the Fund.  Purchases may also be rejected from persons believed to be “market-timers,” as described under “Short Term Trading Policy,” below.  Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation.  Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened.

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Upon acceptance by the Fund, all purchase requests received in good order before the close of the NYSE (generally 4:00 p.m., Eastern time) will be processed at the applicable price next calculated after receipt.  Purchase requests received after the close of the NYSE will be processed on the following business day and receive the next business day’s applicable price per share.

Purchase by Mail.  To purchase Fund shares by mail, simply complete and sign the Account Application or investment stub and mail it, along with a check made payable to the Fund:

Regular Mail
Name of the Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Overnight or Express Mail
Name of the Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of purchase or redemption requests does not constitute receipt by the Transfer Agent.  All purchase checks must be in U.S. dollars drawn on a domestic financial institution.  The Fund will not accept payment in cash or money orders.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post-dated checks or any conditional order or payment.

Purchase by Wire.  If you are making your first investment in the Fund, the Transfer Agent must have a completed Account Application before you wire the funds.  You can mail or use an overnight service to deliver your Account Application to the Transfer Agent at the above address.  Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you.  Once your account has been established, you may instruct your bank to send the wire.  Prior to sending the wire, please call the Transfer Agent at 855-822-3863 to advise them of the wire and to ensure proper credit upon receipt.  Your bank must include the name of the Fund, the class of shares, your name and your account number so that your wire can be correctly applied.  Your bank should transmit immediately available funds by wire to:

Wire to:	U.S. Bank, N.A.
ABA Number:	075000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit	Name of the Fund
[Class of shares to be purchased]
[Shareholder Name/Account Registration)]
[Shareholder Account Number]

Wired funds must be received prior to the close of the NYSE (generally 4:00 p.m., Eastern time) to be eligible for same day pricing.  The Fund and U.S. Bank, N.A., the Fund’s custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Investing by Telephone.  You may not make initial purchases of Fund shares by telephone.  If you accepted telephone transactions on your Account Application or have been authorized to perform telephone transactions by subsequent arrangement in writing with the Fund and your account has been open for at least 15 calendar days, you may purchase additional shares by telephoning the Fund toll free at  855-822-3863.  This option allows investors to move money from their bank account to their Fund account upon request.  Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions.  The minimum telephone purchase amount is $100.  If your order is received prior to the close of the NYSE (generally 4:00 p.m., Eastern time), shares will be purchased in your account at the applicable price determined on the day your order is placed.  Shareholders may encounter higher than usual call waiting times during periods of high market activity.  Please allow sufficient time to place your telephone transaction.  The Fund is not responsible for delays due to communications or transmission outages or failure.

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Subsequent Investments.  Subject to the minimum investment amounts described above, you may add to your account at any time by purchasing shares by mail, telephone or wire.  You must call to notify the Fund at  855-822-3863 before wiring.  An investment stub, which is attached to your individual account statement, should accompany any investments made through the mail.  All subsequent purchase requests must include your shareholder account number.

Automatic Investment Plan.  For your convenience, the Fund offers an Automatic Investment Plan (“AIP”).  Under the AIP, after your initial investment, you may authorize the Fund to withdraw any amount of at least $100 that you wish to invest in the Fund, on a monthly or quarterly basis, from your checking or savings account.  In order to participate in the AIP, your bank must be a member of the ACH network.  If you wish to enroll in the AIP, the appropriate section in the Account Application must be completed.  The Fund may terminate or modify this privilege at any time.  You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the next scheduled withdrawal.  A fee will be charged if your bank does not honor the AIP draft for any reason.

Anti-Money Laundering Program.  The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations.  To ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•	Full name;
•	Date of birth (individuals only);
•	Social Security or taxpayer identification number; and
•	Permanent street address (a P.O. Box number alone is not acceptable).

In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application as part of the Program.  The Fund reserves the right to request additional clarifying information and may close your account if such clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer.  If you require additional assistance when completing your application, please contact the Transfer Agent at 855-822-3863.

Cancellations and Modifications.  The Fund will not accept a request to cancel or modify a transaction once processing has begun.  Please exercise care when placing a transaction request.

Redeeming Shares
In general, orders to sell or “redeem” shares may be placed directly with the Fund or through a financial intermediary.  You may redeem all or part of your investment in the Fund’s shares on any business day that the Fund calculates its NAV.

However, if you originally purchased your shares through a financial intermediary, your redemption order must be placed with the same financial intermediary in accordance with their established procedures.  Your financial intermediary is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds.  Your financial intermediary may charge for the services that they provide to you in connection with processing your transaction order or maintaining an account with them.

Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Shares held in IRA or other retirement plan accounts may be redeemed by telephone at 855-822-3863.  Investors will be asked whether or not to withhold taxes from any distribution.

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Payment of Redemption Proceeds.  You may redeem your Fund shares at the NAV per share next determined after the Transfer Agent or an Authorized Intermediary receives your redemption request in good order.  Your redemption request cannot be processed on days the NYSE is closed.  All requests received by the Fund in good order after the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) will usually be processed on the next business day.

A redemption request will be deemed in “good order” if it includes:

•	The shareholder’s name;
•	The name of the Fund;
•	The class of shares to be redeemed;
•	The account number;
•	The share or dollar amount to be redeemed; and
•	Signatures by all shareholders on the account and signature guarantee(s), if applicable.

Additional documents are required for certain types of redemptions, such as redemptions from accounts held by credit unions, corporations, limited liability companies, or partnerships, or from accounts with executors, trustees, administrators or guardians.  Please contact the Transfer Agent to confirm the requirements applicable to your specific redemption request.  Redemption requests that do not have the required documentation will be rejected.

While redemption proceeds may be paid by check sent to the address of record, the Fund is not responsible for interest lost on such amounts due to lost or misdirected mail.  Redemption proceeds may be wired to your pre-established bank account or proceeds may be sent via electronic funds transfer through the ACH network using the bank instructions previously established for your account.  Redemption proceeds will typically be sent on the business day following your redemption.  Wires are subject to a $15 fee.  There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three days after redemption.  Except as set forth below, proceeds will be paid within seven calendar days after the Fund receives your redemption request.  The Fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the 1940 Act and as described below.

Please note that if the Transfer Agent has not yet collected payment for the shares you are redeeming, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date.  Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds.  Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of its securities is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (3) for such other periods as the SEC may, by order, permit for the protection of shareholders.  Your ability to redeem shares by telephone will be restricted for 15 calendar days after you change your address.  You may change your address at any time by telephone or written request, addressed to the Transfer Agent.  Confirmations of an address change will be sent to both your old and new address.

Signature Guarantee.  Redemption proceeds will be sent to the address of record.  The Transfer Agent may require a signature guarantee for certain redemption requests.  A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions.  Signature guarantees can be obtained from banks and securities dealers, but not from a notary public.  A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required of each owner in the following situations:

•	If ownership is being changed on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	If a change of address request has been received by the Transfer Agent within the last 15 calendar days; and
•	For all redemptions in excess of $100,000 from any shareholder account.

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Non-financial transactions, including establishing or modifying the ability to purchase and redeem Fund shares by telephone and certain other services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Fund and/or the Transfer Agent reserve(s) the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation.

Redemption by Mail.  You can execute most redemptions by furnishing an unconditional written request to the Fund to redeem your shares at the next calculated NAV per share upon receipt by the Fund of such request.  Written redemption requests should be sent to the Transfer Agent at:

Regular Mail
Name of the Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Overnight or Express Mail
Name of the Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI  53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of purchase or redemption requests does not constitute receipt by the Transfer Agent of the Fund.

Wire Redemption.  Redemption proceeds may be sent via wire transfer.  However, the Transfer Agent charges a fee, currently $15, per wire redemption against your account on dollar specific trades, and from proceeds on complete redemptions and share-specific trades.

Telephone Redemption.  If you accepted telephone transactions on your Account Application or have been authorized to perform telephone transactions by subsequent arrangement in writing with the Fund, you may redeem shares, in amounts of $100,000 or less, by instructing the Fund by telephone at 855-822-3863.  A signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source may be required of all shareholders in order to qualify for, or to change, telephone redemption privileges on an existing account.  Telephone redemptions will not be made if you have notified the Transfer Agent of a change of address within 15 days before the redemption request.  Shareholders may encounter higher than usual call waiting times during periods of high market activity.  Please allow sufficient time to place your telephone transaction.  The Fund is not responsible for delays due to communication or transmission outages or failures.

Note:  Neither the Fund nor any of their service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting that you correctly state:

•	Your Fund account number;
•	The name in which your account is registered; or
•	The Social Security or taxpayer identification number under which the account is registered.

If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Systematic Withdrawal Program.  The Fund offers a systematic withdrawal plan (“SWP”) whereby shareholders or their representatives may request a redemption in a specific dollar amount of at least $100 be sent to them each month, calendar quarter or annually.  Investors may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network.  To start this program, your account must have Fund shares with a value of at least $10,000.  This program may be terminated or modified by the Fund at any time.  Any request to change or terminate your SWP should be communicated in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal.  A withdrawal under the SWP involves redemption of Fund shares, and may result in a gain or loss for federal income tax purposes.  In addition, if the amount requested to be withdrawn exceeds growth in your account, which includes any dividends credited to your account, the account ultimately may be depleted.  To establish the SWP, shareholders must complete the SWP section of the Account Application, or contact the Fund for instructions.  Please call 855-822-3863 for additional information regarding the SWP.

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The Fund’s Right to Redeem an Account.  The Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $2,500, other than as a result of a decline in the NAV of the Fund.  The Fund will provide a shareholder with written notice 30 days prior to redeeming the shareholder’s account.

Redemption-in-Kind.  The Fund generally pays redemption proceeds in cash.  However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders), the Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind).

Specifically, if the amount you are redeeming from the Fund during any 90-day period is in excess of the lesser of $250,000 or 1% of the Fund’s net assets, valued at the beginning of such period, the Fund has the right to redeem your shares by giving you the amount that exceeds this threshold of the Fund’s net assets in securities instead of cash.  If the Fund pays your redemption proceeds by a distribution of securities, you may incur a taxable capital gain or loss as a result of the distribution.  In addition, you may incur brokerage commissions or other charges in converting the securities to cash, and you will bear any market risks associated with such securities until they are converted into cash.

Cancellations and Modifications.  The Fund will not accept a request to cancel or modify a transaction once processing has begun.  Please exercise care when placing a transaction request.

Exchanging Shares
You may exchange all or a portion of your investment from the Fund to the other funds in the Trust that the Adviser, or an affiliate of the Adviser, manages within the same class provided those funds are accepting purchases.  The Funds available for exchange may not be available for purchase in your state.  Be sure to confirm with the Transfer Agent that the Fund into which you wish to exchange is available for purchase in your state.  Any new account established through an exchange will be subject to the minimum investment requirements described above under “Buying Shares,” unless the account qualifies for a waiver of the initial investment requirement.  Exchanges will be executed on the basis of the relative NAV of the shares exchanged.  An exchange is considered to be a redemption of shares for federal income tax purposes on which you may realize a taxable capital gain or loss.

You may make exchanges only between identically registered accounts (name(s), address, and taxpayer ID number).  There is currently no limit on exchanges, but the Funds reserve the right to limit exchanges (See “Short Term Trading Policy”).

Exchanges By Mail.  To exchange Fund shares by mail, simply complete a written request and mail it to the Fund:

Regular Mail
Name of the Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
Overnight or Express Mail
Name of the Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

The written request must contain the following information:

•	Your account number;
•	The name of the Fund and Share Class(es) you are exchanging;
•	The dollar amount or number of shares you want to sell (and exchange); and

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•	A completed Account Application for the other funds in the Trust that the Adviser manages into which you want to exchange if you desire different account privileges than those currently associated with your Fund account.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund.

Exchanges by Telephone.  If you accepted telephone transactions on your Account Application or have been authorized to perform telephone transactions by subsequent arrangement in writing with the Fund, you may exchange your Fund shares by telephone at 855-822-3863.  Shareholders may encounter higher than usual call waiting times during periods of high market activity.  Please allow sufficient time to place your telephone transaction.  The Fund is not responsible for delays due to communications or transmission outages or failure.

Note:  Neither the Fund nor any of their service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine.  To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting that you correctly state:

•	Your Fund account number(s);
•	The name in which your account is registered; or
•	The social security or taxpayer identification number under which the account is registered.

Class Descriptions

The Fund offer two different share classes — Investor Class and Institutional Class.  Sales charges and fees vary considerably between the Fund’s classes.  All of the Fund’s share classes are available direct through the Fund’s Transfer Agent and certain share classes may be available through select financial intermediaries.  You should carefully consider the differences in the fee and sales charge structures as well as the length of time you wish to invest in the Fund before choosing which class to purchase.  Please review the “Fees and Expenses of the Fund” section of this prospectus and the information below before investing.  Consult with your financial intermediary to help you determine which class is most appropriate for you, subject to platform availability.

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The following table lists the key features of each of the Fund’s share classes.

	Investor Class	Institutional Class
Minimum Initial Investment	$2,500	$1,000,000
Subsequent Minimum Investment	$100	$100
Waiver/Reduction of Investment Minimums	At the Fund’s discretion
 Although not limited to the list below, the Fund may
 waive or reduce the initial or subsequent minimum
  investment amounts in any of following
  circumstances:
 • Certain retirement, defined benefit and
          pension plans;
 • Bank or trust companies investing for their
          own accounts or acting in a fiduciary or
          similar capacity;
 • Institutional clients of the Adviser;
 • Trustees and Officers of the Trust; and
 • Employee retirement plans sponsored by,
          affiliates of, or employees (including their
          immediate families) of, the Adviser or its affiliates.

Initial Sales Charge
  3.75% or less, with lower sales charges available for
 larger investments in the Fund. Additionally, Investor
  Class shares may  be purchased at NAV by certain
  investors. See “Investor Class –  Elimination of Initial
  Sales Load” below for additional information.
		None
Contingent Deferred Sales Charge
  No sales charge is payable at the time of purchase on
 investments  of $1 million or more, although the Fund
  may impose a CDSC of  1.00% on certain redemptions
  of those  investments made within 12 months of the
  purchase.  If imposed, the CDSC applies to
  redemptions made within 12 months of purchase
  and will be  assessed on an amount equal to the
  lesser of the initial value of  the shares redeemed
  and the value of shares redeemed at the time of
  redemption .
		None

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Investor Class	Institutional Class
Ongoing Distribution/ Shareholder Service Fees	Rule 12b-1 fee of 0.25%.	None
Annual Expenses	Higher than Institutional Class.	Lower than Investor Class.

Additionally, you may be able to convert your shares to a different share class of the same Fund that has a lower expense ratio provided certain conditions are met. For shares held directly with the Transfer Agent, any shares that did not pay a sales load may be converted to Institutional Class shares of the same Fund, upon request to the Transfer Agent and provided you meet the requirements for investing in Institutional Class shares. For financial intermediaries, this conversion feature is intended for shares held through a fee-based or wrap fee program and applies only where there is an agreement in place between the financial intermediary and the Advisor and/or the Distributor or their affiliates specifically for this purpose; in such instances, your shares may be converted under certain circumstances. Please contact your financial intermediary or the Transfer Agent for additional information. Not all share classes are available through all intermediaries.

If your shares of the Fund are converted to a different share class of the same Fund, the transaction will be based on the respective net asset value of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day’s net asset values. Your total value of the initially held shares, however, will equal the total value of the converted shares. Please contact your financial intermediary regarding the tax consequences of any conversion.

Investor Class
Sales Charges. Your purchase of Fund shares may be subject to a front-end sales charge (“sales load”) or in certain circumstances a CDSC. If applicable, a sales load will be deducted from purchases of less than $1 million of Investor Class shares. The table below shows the percentage sales load that you will pay, which decreases as the amount of your current purchase reaches certain breakpoints. Sales load amounts are based on a percentage of the public offering price of your purchase. Because the sales load reduces the net asset value of your resulting investment, the sales load expressed as a percentage of net asset value is higher.  You may be eligible under certain circumstances to aggregate existing and future investments in the Fund with your current purchase in order to achieve a more favorable sales load on your current purchase (see “Reduced Sales Load” below). No sales load is imposed on the reinvestment of distributions.

	Sales Load as % of:
Amount of Investment	Public Offering Price	Net Asset Value(1)	Dealer Reallowance %
$0 but less than $100,000	3.75%	3.90%	3.75%
$100,000 but less than $250,000	3.00%	3.09%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.50%
$500,000 but less than $1 million	2.00%	2.04%	2.00%
$1 million(2)	0.00%	0.00%	0.00%

(1)	Percentages may vary slightly for particular investors as a result of rounding.
(2)	No sales load is payable at the time of purchase on investments of Investor Class shares of $1 million or more, although for such investments the Fund may impose a CDSC of 1.00% on certain redemptions. If imposed, the CDSC applies to redemptions made within 12 months of purchase and will be assessed on an amount equal to the lesser of the initial value of the shares redeemed and the value of shares redeemed at the time of redemption. Accordingly, no sales load is imposed on increases in NAV above the initial purchase price.

The Distributor will receive all sales loads on accounts without a dealer of record and may, at its discretion, offset the compensation owed to the Distributor for its services with the sales load.  The Distributor may, at its discretion, reimburse the Adviser, the Adviser’s affiliates, or other dealers for distribution-related expenses they incur from the sales loads.  The Distributor may pay broker-dealers up to 1.00% on investments made in the Investor Class with no sales load.  This up-front sales commission is solely financed by the Adviser and not by investors or the Fund.

Reduced Sales Load.  You may qualify for a reduced sales load on purchases of Investor Class shares under rights of accumulation (“ROA”) or a letter of intent (“LOI”).  To receive a sales load reduction, you must, at the time of purchase, inform your financial intermediary or the Transfer Agent (for purchases made directly from the Fund) that you believe you qualify for a reduced sales load. You will also need to provide your financial intermediary or the Transfer Agent with the information necessary to verify your eligibility for a reduced sales load.  Failure to provide such notification may result in you not receiving the sales load reduction to which you are otherwise entitled.

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ROA.  Upon your request, your financial intermediary or the Transfer Agent will determine the applicable reduced sales load under ROA by combining the value of your current Investor Class purchase with the collective value of the Investor Class shares of the Fund (as of the Fund’s current day public offering price) that were purchased previously for accounts (1) in your name, (2) in the name of your spouse, (3) in the name of you and your spouse, (4) in the name of your minor child under the age of 21, and (5) sharing the same mailing address (“Accounts”).  You must, at the time of purchase, provide your financial intermediary or the Transfer Agent with your account number(s) and, if applicable, the account numbers for your spouse, children (provide the children’s ages), or other household members.

The Fund may amend or terminate this right of accumulation at any time.

LOI.  You may also enter into an LOI, which expresses your intent to invest $50,000 or more in the Fund’s Investor Class within the next thirteen months.  Under an LOI, your individual purchases will be assessed the sales load applicable to the amount you intend to invest over a thirteen month period.  Any shares purchased within 90 days prior to the date you sign the LOI may be used as credit toward your commitment, but the reduced sales load will only apply to new purchases made on or after the date you sign your LOI.  Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI.  Shares equal to 3.75% of the amount of the LOI will be held in escrow during the thirteen-month period.  If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales load and the sales load applicable to the individual purchases had the LOI not been in effect.  This amount will be obtained from redemption of the escrow shares.  Any remaining escrow shares will be released to you.

If you establish an LOI, you can aggregate your accounts as well as the accounts of your immediate family members.  You will need to submit to your financial intermediary or the Transfer Agent from which you established your LOI (1) written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI and (2) all subsequent purchases.

Elimination of Initial Sales Load.  Certain investors are eligible to purchase or redeem Investor Class shares without a sales load.  You must notify your financial intermediary or the Transfer Agent from which you make your purchase of your eligibility.  Failure to provide such notification may result in you paying a sales load.  No sales load is assessed on purchases or redemptions made for investment purposes by:

•	A qualified retirement plan under Section 401(a) of the Code or a plan operating consistent with Section 403(b) of the Code, or certain qualified plans offered through a recordkeeping platform (financial intermediaries need to have an agreement in place with respect to such purchases with the Distributor or its affiliates in order for its clients to qualify);

•	Any bank, trust company, savings institution, registered investment adviser, financial planner or securities dealer on behalf of an account for which it provides advisory or fiduciary services pursuant to an account management fee (financial intermediaries need to have an agreement in place with respect to such purchases with the Distributor or its affiliates in order for its clients to qualify);

•	The Adviser and its affiliates;

•	Shareholders buying through select platforms and fund supermarkets where the broker/dealers, that have an agreement in place with respect to such purchases with the Distributor or its affiliates, customarily sell mutual funds without sales charges (check with your broker/dealer for availability and transaction charges and other fees that may be charged by the broker/dealer sponsoring the fund supermarket);

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•	Financial intermediaries who have an agreement in place with respect to such purchases with the Distributor or its affiliates to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers; and

•	Reinvestment of all or part of the proceeds of redemption of your Investor Class shares into the same Fund and account from which it had been redeemed, if the reinvestment is made within 60 calendar days of the receipt of your redemption request.

Fund shares so purchased may not be resold except to the Fund.  Sales load information is not separately posted on the Adviser’s website (www.tortoisecredit.com) because a copy of this Prospectus containing such information is already available for review, free of charge, on the website.

Purchases of $1 Million or More.  No sales load is payable at the time of purchase on investments of $1 million or more of the Fund’s Investor Class, although the Distributor may pay broker-dealers 1.00% on investments with no initial sales load. Accordingly, the Fund may impose a CDSC of 1.00% on certain redemptions of those investments made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the initial value of the shares redeemed and the value of shares redeemed at the time of redemption. No CDSC is imposed on increases in NAV above the initial purchase price or Fund shares acquired as reinvested Fund distributions.  The CDSC will be waived in the event of the last surviving account holder’s death, provided the financial intermediary or the Transfer Agent through which the account is held is notified.

Rule 12b-1 Distribution Fees and Shareholder Service Plan Fees.  The Trust has adopted a Rule 12b-1 plan under which the Fund is authorized to pay to the Distributor or such other entities as approved by the Board of Trustees, as compensation for the distribution-related and/or shareholder services provided by such entities, an aggregate fee of up to 0.25% of the average daily net assets of the Investor Class. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Adviser or its affiliates, for any distribution service or activity designed to retain Fund shareholders. Because the Distribution and Service (12b-1) Fees are paid on an ongoing basis, your investment cost over time may be higher than paying other types of sales charges.

Institutional Class
The Institutional Class is generally limited to institutional investors and/or certain other designated individuals or programs, including the following:

•	Financial intermediaries that have an agreement in place with respect to such purchases with the Distributor or its affiliates, who charge clients an ongoing fee for advisory, investment, consulting or similar services;
•	Financial intermediaries that have an agreement in place with respect to such purchases with the Distributor or its affiliates, who charge their clients transaction fees with respect to their investments in the Fund;
•	Financial intermediaries with clients of a registered investment adviser (“RIA”) purchasing Fund shares in fee based advisory accounts, through certain broker-dealers utilizing omnibus accounts;
•	Individuals and institutional investors such as defined benefit plans, foundations or endowments, that meet the minimum initial investment set by the Fund;
•	Institutions and individuals that use trust departments or family/multi-family offices that exercise investment discretion;
•	Certain retirement and benefit plans, including pension plans and employer sponsored retirement plans established under Section 403(b) or Section 457 of the Internal Revenue Code, or qualified under Section 401, of the Internal Revenue Code;
•	Certain qualified plans under Section 529 of the Internal Revenue Code, as amended;
•	Certain insurance related products that have an agreement in place with respect to such purchases with the Distributor or its affiliates;
•	Certain advisory accounts of the Adviser or its affiliates;
•	Trustees and officers of the Trust; directors, officers and employees of the Adviser and its affiliates (including the spouse, life partner, or minor children under 21 of any such person); any trust or individual retirement account or self-employed retirement plan for the benefit of any such person; or the estate of any such person; and
•	Employee retirement plans sponsored by, affiliates of, or employees (including their immediate families) of, the Adviser or its affiliates.

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At the time you purchase shares of the Fund, you must inform your financial intermediary or the Transfer Agent of your qualifications to invest in Institutional Class shares.  Institutional Class shares may also be offered through financial intermediaries that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in the Fund.  As indicated in the table above, the minimum initial investment for Institutional Class shares may be waived or reduced by the Fund at any time.  In addition, the Adviser may, in its sole discretion, accept investment in Institutional Class shares from purchasers not listed above.

Distributions
Distributions from the Fund’s net investment income are accrued daily and typically paid monthly.. The Fund will also distribute net capital gains, if any, at least annually, typically during the month of December. The Fund may make additional distributions if deemed to be desirable at other times during the year.

All distributions will be reinvested in Fund shares unless you choose to receive distributions in cash. If you wish to change your distribution option, notify the Transfer Agent in writing or by telephone at 855-822-3863 in advance of the payment date of the distribution.  However, any such change will be effective only as to distributions for which the record date is five or more business days after the Transfer Agent has received the written request.

If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if a check remains un-cashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV per share and to reinvest all subsequent distributions.

Short Term Trading Policy
The Fund is intended for long-term investors and is not designed for investors who are seeking short-term gains.  Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders.  The Board of Trustees has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance.  The Fund takes additional steps to reduce the frequency and effect of these activities in the Fund.  These steps include, among other things, monitoring trading activity and using fair value pricing.  Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.  The Fund seeks to exercise judgment in implementing these tools to the best of their ability, and in a manner that they believe is consistent with shareholder interests.  Except as noted herein, the Fund applies all restrictions uniformly in all applicable cases.

Monitoring Trading Practices.  The Fund monitors selected trades in an effort to detect excessive short-term trading activities.  If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts.  In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of its shareholders.  The Fund uses a variety of techniques to monitor for and detect abusive trading practices.  These techniques may change from time to time as determined by the Fund in its sole discretion.  To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order (but not a redemption request), in whole or in part, for any reason and without prior notice.  The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

Fair Value Pricing.  The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAVs and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies.  The Board of Trustees has developed procedures which utilize fair value pricing when reliable market quotations are not readily available or when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value.  Valuing securities at fair value involves reliance on judgment.  Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees.  There can be no assurance that the Fund will obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.  More detailed information regarding fair value pricing can be found in this Prospectus under the heading entitled “Shareholder Information – Pricing of Shares.”

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Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive.  In particular, since the Fund receives purchase and sale orders through Authorized Intermediaries that use group or omnibus accounts, the Fund cannot always detect frequent trading.  However, the Fund will work with Authorized Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades.  In this regard, the Fund may enter into information sharing agreements with Authorized Intermediaries pursuant to which these intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts.  The Fund will use this information to attempt to identify abusive trading practices.  Authorized Intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Fund’s policies.  However, the Fund cannot guarantee the accuracy of the information provided to them from Authorized Intermediaries and cannot ensure that it will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts.  As a result, the Fund’s ability to monitor and discourage abusive trading practices in non-disclosed and omnibus accounts may be limited.

Tax Consequences
Distributions of the Fund’s investment company taxable income (which includes, but is not limited to, interest, dividends, and net short-term capital gains), if any, are generally taxable to the Fund’s shareholders as ordinary income.  To the extent that the Fund’s distributions of net investment company taxable income are designated as attributable to “qualified dividend” income, such income may be subject to tax at the reduced rate of federal income tax applicable to non-corporate shareholders for net long-term capital gains, if certain holding period requirements have been satisfied by the shareholder.  To the extent the Fund’s distributions of investment company taxable income are attributable to net short-term capital gains, such distributions will be treated as ordinary dividend income for the purposes of income tax reporting and will not be available to offset a shareholder’s capital losses from other investments.

Distributions of net capital gains (net long-term capital gains less net short-term capital losses) are generally taxable as long-term capital gains (currently at a maximum federal rate of 20% for shareholders in the highest income tax bracket) regardless of the length of time that a shareholder has owned Fund shares. Any distributions to you in excess of the Fund’s investment company taxable income and net capital gains will be treated by you, first, as a tax-deferred return of capital, which is applied against and will reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will generally constitute capital gains.

Pursuant to provisions of Health Care and Education Reconciliation Act, a 3.8% Medicare tax on net investment income (including capital gains and dividends) will also be imposed on individuals, estates and trusts, subject to certain income thresholds.

The Fund’s distributions, whether received in cash or reinvested in additional shares of the Fund, may be subject to federal income tax.  You will be taxed in the same manner whether you receive your distributions (whether of net investment company taxable income or net capital gains) in cash or reinvest them in additional Fund shares.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31.

The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.

If the Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

Shareholders who sell, or redeem, shares generally will have a capital gain or loss from the sale or redemption.  An exchange of the Fund’s shares for shares of another fund will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax.  The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount of reinvested taxable distributions, if any, the amount received from the sale or redemption and how long the shares were held by a shareholder.  Any loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any amounts treated as distributions of net capital gain received on such shares.  In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted.  If you purchase Fund shares within 30 days before or after redeeming other Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the newly purchased shares.

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Shareholders will be advised annually as to the federal tax status of all distributions made by the Fund for the preceding year.  Distributions by the Fund may also be subject to state and local taxes.  Additional tax information may be found in the SAI.

This section assumes you are a U.S. shareholder and is also not intended to be a full discussion of federal tax laws and the effect of such laws on you.  There may be other federal, state, foreign or local tax considerations applicable to a particular investor.  You are urged to consult your own tax adviser.

Other Fund Policies
Telephone Transactions.  You may be responsible for fraudulent telephone orders made to your account as long as the Fund has taken reasonable precautions to verify your identity, unless you did not accept telephone transactions on your Account Application or by subsequent arrangement in writing with the Fund.  In addition, once you place a telephone transaction request, it cannot be canceled or modified.

Telephone transactions may be difficult to complete during periods of significant economic or market change.  If you are unable to contact the Fund by telephone, you may also mail the requests to the Fund at the address listed previously in the “Shareholder Information – Buying Shares” section.

Telephone trades must be received by or prior to the close of the NYSE (generally 4:00 p.m., Eastern time).  During periods of high market activity, shareholders may encounter higher than usual call waiting times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to the close of the NYSE.

Policies of Other Financial Intermediaries.  Financial intermediaries may establish policies that differ from those of the Fund.  For example, the institution may charge transaction fees, set higher minimum investments or impose certain limitations or fees on buying or selling shares in addition to those identified in this Prospectus.  Please contact your financial intermediary for details.

Closing the Fund.  The Board of Trustees retains the right to close (or partially close) the Fund to new purchases if it is determined to be in the best interest of the Fund’s shareholders.  Based on market and Fund conditions, and in consultation with the Adviser, the Board of Trustees may decide to close the Fund to new investors, all investors or certain classes of investors (such as fund supermarkets) at any time.  If the Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.

Householding.  In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believe are from the same family or household.  If you would like to discontinue householding for your accounts, please call toll-free at 855-822-3863 to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request.  This householding policy does not apply to account statements.

Inactive Accounts.  Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your State’s abandoned property laws.

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Distribution of Fund Shares

The Distributor
Quasar Distributors, LLC is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, and serves as distributor and principal underwriter to the Fund.  The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  Shares of the Fund are offered on a continuous basis.

Payments to Financial Intermediaries
The Fund may pay service fees to intermediaries, such as banks, broker-dealers, financial advisers or other financial institutions, including affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Adviser, out of its own resources and without additional cost to any Fund or its shareholders, may provide additional cash payments to intermediaries, including affiliates of the Adviser, for the sale of Fund shares and related services.  These payments and compensation are in addition to service fees paid by the Fund, if any.  Payments are generally made to intermediaries that provide shareholder servicing, marketing and related sales support or access to sales meetings, sales representatives and management representatives of the intermediary.  Payments may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list or in other sales programs.  Compensation may be paid as an expense reimbursement in cases in which the intermediary provides shareholder services to the Fund.  The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

Financial Highlights

Because the Fund has recently commenced operations, there are no financial highlights available at this time.

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INVESTMENT ADVISER
Tortoise Credit Strategies, LLC
11550 Ash Street, Suite 300
Leawood, Kansas 66211

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
220 South Sixth Street, Suite 1400
Minneapolis, Minnesota 55402

LEGAL COUNSEL
Stradley Ronon Stevens & Young
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

TRANSFER AGENT, FUND ACCOUNTANT AND FUND ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

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PRIVACY NOTICE

The Fund collects only relevant information about you that the law allows or requires them to have in order to conduct their business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about their shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires their third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, credit union or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

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Tortoise Select Income Bond Fund
Series of Managed Portfolio Series

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information
Please refer to the SAI for additional information on the Fund. The SAI provides additional details about the investments and techniques of the Fund and certain other additional information.  A current SAI is on file with the SEC and is incorporated into this Prospectus by reference.  This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Fund’s annual and semi-annual reports provide additional information about the Fund’s investments.  The annual reports contain a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s prior fiscal period.

You can obtain a free copy of these documents and the SAI, request other information, or make general inquiries about the Fund by calling the Fund (toll-free) at 855-822-3863, by visiting the Adviser’s website at www.tortoiseadvisors.com or by writing to:

Tortoise Select Income Bond Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

You can review and copy information, including the Fund’s reports and SAI, at the SEC’s Public Reference Room in Washington, D.C.  You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090.  Reports and other information about the Fund is also available:

•	Free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov;
•	For a fee, by writing to the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-1520; or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act of 1940 file number is 811-22525)

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Tortoise Select Income Bond Fund
Investor Class – TBNTX
Institutional Class – TBNIX

Statement of Additional Information

December 2 8 , 2016

This Statement of Additional Information (“SAI”) provides general information about the Tortoise Select Income Bond Fund, (the “Fund”), series of Managed Portfolio Series (the “Trust”).  This SAI is not a prospectus and should be read in conjunction with the Fund’s current prospectus for Investor Class Shares and Institutional Class shares, dated December 28, 2016 (the “Prospectus”), as supplemented and amended from time to time, which is incorporated herein by reference.  To obtain a copy of the Prospectus, free of charge, please write or call the Fund at the address or toll-free telephone number below, or visit the Adviser’s website at www.tortoisecredit.com.

Tortoise Select Income Bond Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
855-822-3863

Tortoise Select Income Bond Fund
Series of Managed Portfolio Series (the “Trust”)

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The Trust
The Trust is a Delaware statutory trust organized on January 27, 2011, and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company.  The Tortoise Select Income Bond Fund (the “Fund”), is a series, or mutual fund, of the Trust.    The Fund has two classes of shares: Investor Class shares and Institutional Class shares.  The Fund is a diversified series and has its own investment objective and investment policies.  Shares of other series of the Trust are offered in separate prospectuses and SAIs.  The Fund’s Prospectus and this SAI are a part of the Trust’s Registration Statement filed with the SEC.  Copies of the Trust’s complete Registration Statement may be obtained from the SEC upon payment of the prescribed fee, or may be accessed free of charge at the SEC’s website at www.sec.gov.  As permitted by Delaware law, the Trust’s Board of Trustees (the “Board”) may create additional classes of the Fund and may create additional series (and classes thereof) of the Trust and offer shares of these series and classes under the Trust at any time without the vote of shareholders.

All shares of a series shall represent an equal proportionate interest in the assets held with respect to that series (subject to the liabilities held with respect to that series and such rights and preferences as may have been established and designated with respect to classes of shares of such series), and each share of a series shall be equal to each other share of that series.

Shares are voted in the aggregate and not by series or class, except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matters affect only the interest of a particular series or class.  When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned.

The Trust does not normally hold annual meetings of shareholders.  Meetings of the shareholders shall be called by any member of the Board upon written request of shareholders holding, in the aggregate, not less than 10% of the shares, such request specifying the purpose or purposes for which such meeting is to be called.

Interests in the Fund are represented by shares of beneficial interest, each with no par value per share.  Each share of the Fund is entitled to such dividends and distributions out of the assets belonging to the Fund, as may be declared by the Board.

The Board has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series without materially changing the proportionate beneficial interest of the shares of that series in the assets belonging to that series or materially affecting the rights of shares of any other series.  In case of the liquidation of a series, the holders of shares of the series being liquidated are entitled to receive a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series (or class thereof) are borne by that series (or class).  Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by, or under the direction of, the Board to all applicable series (and classes thereof) in such manner and on such basis as the Board in its sole discretion deems fair and equitable.  No shareholder is liable to further calls for the payment of any sum of money or assessment whatsoever with respect to the Trust or any series of the Trust without his or her express consent.

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All consideration received by the Trust for the issue or sale of the Fund’s shares, together with all assets in which such consideration is invested or reinvested, and all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, subject only to the rights of creditors, shall constitute the underlying assets of the Fund.

Investment Objective, Policies, Strategies and Associated Risks
The following discussion supplements the description of the Fund’s investment objective and principal investment strategies set forth in the Prospectus.  Except for the fundamental investment limitations listed below (see “Fundamental and Non-Fundamental Investment Limitations”), the Fund’s investment objective, strategies and policies are not fundamental and may be changed by sole action of the Board, without shareholder approval.  While the Fund is permitted to hold securities and engage in various strategies as described hereafter, it is not obligated to do so.

Investment Objective
The investment objective of the Fund is set forth under the “Summary Section” in the Fund’s Prospectus.

Diversification
The Fund is diversified.  A diversified fund is a fund that satisfies the definition of a “diversified company” set forth in the 1940 Act.  A “diversified company” means that as to 75% of a Fund’s total assets, excluding cash, government securities and securities of other investment companies, (1) no more than 5% may be invested in the securities of a single issuer, and (2) a Fund may not hold more than 10% of the outstanding voting securities of a single issuer.

Since the Fund intends to qualify as a “regulated investment company”(“RIC”) under Subchapter M the Internal Revenue Code of 1986, as amended, (the “Code”), the Fund’s investments will be limited so that at the close of each quarter of each taxable year (i) at least 50% of the value of its total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets are invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses. These tax-related limitations may be changed by the Board to the extent appropriate in light of changes to applicable tax requirements.

Debt Securities
The Fund may invest in a wide range of debt securities, which may include investment grade debt securities and below investment grade debt securities (commonly known as “junk bonds” or “high yield bonds” or leveraged loans).  Investment grade debt securities are those rated BBB- or better by Standard & Poor’s Rating Service, Inc. (“S&P”) or Baa3 or better by Moody’s Investors Service, Inc. (“Moody’s”), or BBB- or better by Fitch Ratings Service (“Fitch”), each of which are considered a nationally recognized statistical rating organization (“NRSRO”), or an equivalent rating by another NRSRO.

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Ratings of Debt Obligations.  Moody’s, S&P and other NRSROs are private organizations that provide ratings of the credit quality of debt obligations.  The Fund may consider these ratings in determining whether to purchase, sell or hold a security.  Ratings are not absolute assurances of quality.  Consequently, securities with the same maturity, interest rate and rating may have different market prices.  Credit rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value.  Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates.  Credit rating agencies receive fees from rated issuers in connection with the issuance of ratings.

Below Investment Grade Debt Securities.  Below investment grade debt securities generally offer a higher current yield than that available for investment grade issues. However, below investment grade debt securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates.  During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. At times in recent years, the prices of many below investment grade debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties.  As a result, the yields on below investment grade debt securities rose dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default.  There can be no assurance that such price declines will not recur.  The market for below investment grade debt issues generally is thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade debt securities, especially in a thinly traded market.  Changes by recognized rating services in their rating of a debt security may affect the value of these investments.  The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase.  However, the Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund’s investment objective.

Corporate Debt Securities.  Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status.  Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry fixed, variable, or floating rates of interest.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles.  For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk.  On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

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Corporate debt securities carry credit risk, interest rate risk and prepayment risk.  Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.  Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.  The credit risk of a particular issuer’s debt security may vary based on its priority for repayment.  For example, higher ranking (senior or secured) debt securities have a higher priority than lower ranking (subordinated or unsecured) securities.  This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities.  In addition, in the event of bankruptcy, holders of higher-ranking senior or secured securities may receive amounts otherwise payable to the holders of more junior or unsecured securities.

Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise.  In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms. Prepayment risk occurs when issuers may prepay fixed rate debt securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates. Issuers of debt securities are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities. The possibility exists therefore, that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

Asset-Backed Securities. Asset-backed securities represent an interest in a pool of assets such as car loans and credit card receivables.  Almost any type of fixed income assets (including other fixed income securities) may be used to create an asset-backed security. However, most asset-backed securities involve consumer or commercial debts with weighted average lives of ten years or less. Asset-backed securities may have a higher level of default and lower recoveries than mortgage-backed securities.  Some tranches of asset-backed securities have substantial amounts of credit enhancement in order to seek to help mitigate or minimize the risk of principal or interest loss as a result of normalized levels of defaults and recoveries, which may increase their overall credit rating.  Asset-backed securities may have a higher level of default and lower recoveries than mortgage-backed securities.  Asset-backed securities may take the form of commercial paper or notes, in addition to pass-through certificates or asset-backed bonds.

Collateralized Loan Obligations (“CLOs”) are a type of asset-backed security. CLOs are ordinarily issued by a trust or other special purpose entity and are typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans, held by such issuer.

Mortgage-Backed Securities. Mortgage-Backed Securities generally represent interests in pools of mortgages on residential or commercial property. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.  Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities is a “pass-through certificate.” Holders of pass-through certificates receive a pro rata share of the payments from the underlying mortgages. Holders also receive a pro rata share of any prepayments, so they assume all the prepayment risk of the underlying mortgages.  Mortgage-backed securities tend to pay higher yields to compensate for prepayment risk.

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Collateralized mortgage obligations (“CMOs”) are complicated instruments that allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and market risks for each CMO class.  In addition, CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs’ prices tend to increase when interest rates rise (and prepayments fall), making IOs a useful hedge against market risk.

Residential mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on residential real property.  Residential mortgages may be issued an guaranteed by the U.S. Government or its agencies, some of which do not have an explicit U.S. Government guarantee, or by private issuers. Residential mortgages issued or guaranteed by private issuers typically have more credit risk than those issued or guaranteed by the U.S. Government or its agencies. Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high rate mortgages when mortgage rates fall. This results in the prepayment of the mortgages underlying residential mortgage-backed securities, which deprives holders of the securities of the higher yields. Conversely, when mortgage rates increase, prepayments due to refinancings decline. This extends the life of residential mortgage-backed securities with lower yields. As a result, increases in prepayments of residential mortgage-backed securities purchased at a premium, or decreases in prepayments of residential mortgage-backed securities purchased at a discount, may reduce their yield and price.  This relationship between interest rates and mortgage prepayments makes the price of residential mortgage-backed securities more volatile than most other types of fixed income securities with comparable credit risks.

Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. In addition to prepayment and extension risk, commercial mortgage-backed securities also reflect the risks of investing in the real estate securing the underlying mortgage loans including, the effects of local and other economic conditions on real estate markets, the ability of the property owner to make loan payments, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Municipal Securities.  Municipal Securities are fixed income securities issued by states, counties, cities and other political subdivisions and authorities. Although most municipal securities are exempt from federal income tax, municipalities also may issue taxable securities. Tax-exempt securities are generally classified by their source of payment.  The Fund’s investments in municipal securities may include tax anticipation notes, bond anticipation notes, revenue anticipation notes and general obligation bonds.  Tax anticipation notes are issued to finance working capital needs of municipalities.  Generally, tax anticipation notes are issued in anticipation of future seasonal tax revenues, such as from income, sales, use and business taxes and are payable from these future revenues.  Revenue anticipation notes are issued in expectation of receipt of non-tax revenue, such as that available under Federal revenue-sharing programs.  Bond anticipation notes are securities issued by municipalities to provide interim financing until long-term bond financing can be arranged.  In most cases, the long-term bonds provide the funds for the repayment of the bond anticipation notes.

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For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source. Timely payments on general obligation bonds depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Project Notes. Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the U.S. through agreements with the issuing authority which provide that, if required, the Federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

Convertible Securities.  Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock or other equity security at the option of the holder during a specified period.  Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities.  The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.  The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Adviser, the investment characteristics of the underlying common stock or other equity security will assist the Fund in achieving its investment objectives.  The Fund may also elect to hold or trade convertible securities.  In selecting convertible securities, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation.

Zero-Coupon Securities.  Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value.  The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.  The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality.  If the issuer defaults, the holder may not receive any return on its investment.  Because zero-coupon securities bear no interest, their price fluctuates more than other types of bonds.  Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis.  When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return.  An investment in zero-coupon may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on its investment. Pay-in-kind securities have characteristics similar to those of zero coupon securities, but interest on such securities may be paid in the form of obligations of the same type rather than cash.

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Unrated Debt Securities.  The Fund may also invest in unrated debt securities.  Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market.  Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds.  The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Bank Loans.  The Fund may invest in bank loans of any seniority.  Investing in bank loans involves risks that are additional to and different from those relating to bonds and other types of debt securities.

There is less publicly available, reliable information about most bank loans than is the case for many other types of debt instruments.  In certain circumstances, these loans may not be deemed to be securities and bank loans are not subject to many of the rules governing the securities markets, including disclosure requirements.  As a result, bank loan investors may not have the protection of the anti-fraud provision of the federal securities laws, and must rely instead on the contractual provisions in the loan agreement and applicable common-law fraud protections.  Traditionally, borrowers under bank loans make non-public information available to their lenders.  However, as the universe of bank loan market participants has expanded beyond traditional lenders to include dealers, funds, and other investors who are active in the public securities markets, some participants choose not to receive such non-public information and make investment decisions based solely on public information about the borrower.  If the Fund purchases a bank loan and elects not to receive non-public information with respect to the loan, it may forego information that would be relevant to its investment decisions.

An economic downturn generally leads to a higher non-payment rate for bank loans, and a loan may lose significant value before a default occurs.  Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.  In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan.  No active trading market may exist for certain loans, which may impair the ability of a fund to realize full value in the event of the need to sell a loan and which may make it difficult to value loans.  Adverse market conditions may impair the liquidity of some actively traded loans.  To the extent that a secondary market does exist for certain loans, the market may be subject to irregular trading activity and wide bid/ask spreads, which may result in limited liquidity and pricing transparency.  In addition, loans may be subject to restrictions on sales or assignment and generally are subject to extended settlement periods that may be longer than seven days.

The Fund may not be able to unilaterally enforce all rights and remedies under a bank loan and with regard to any associated collateral.  If a bank loan is acquired through a participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation.  As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

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The Fund may invest in second-lien loans, which are subordinated to claims of senior secured creditors.  Because second-lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are typically lower rated and subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.  Second-lien loans generally have greater price volatility than senior loans and may be less liquid.

Yankee Bonds.  The Fund may invest in Yankee bonds. Yankee bonds are U.S. dollar denominated bonds typically issued in the U.S. by foreign governments and their agencies and foreign banks and corporations. The Fund may also invest in Yankee Certificates of Deposit (“Yankee CDs”).  Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect and create increased risk relative to payment of principal or interest.

Variable and Floating Rate Securities.  Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every three to six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. The Fund also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Inflation-Indexed Securities. Inflation-indexed securities are debt securities, the principal value of which is periodically adjusted to reflect the rate of inflation as indicated by the Consumer Price Index for all Urban Consumers before seasonal adjustment (“CPI”). Inflation-indexed securities may be issued by the U.S. government, by agencies and instrumentalities of the U.S. government, and by corporations. The U.S. Treasury issues Treasury inflation-protected securities (“TIPS”) and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

The periodic adjustment of U.S. inflation-indexed securities is tied to the CPI, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. There can be no assurance that the CPI will accurately measure the real rate of inflation in the prices of goods and services.

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Inflation, which is a general rise in prices of goods and services, erodes the purchasing power of an investor’s portfolio. For example, if an investment provides a “nominal” total return of 5% in a given year and inflation is 2% during that period, the inflation-adjusted, or real, return is 3%. Inflation, as measured by the CPI, has occurred in almost each of the past 50 years, so investors should be conscious of both the nominal and real returns of their investments.  Although inflation-indexed securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

If the periodic adjustment rate measuring inflation (i.e., the CPI) falls, the principal value of inflation-indexed securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation. However, the current market value of the inflation-indexed securities is not guaranteed, and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed securities should change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.

Coupon payments that the Fund receives from inflation-indexed securities are included in the Fund’s gross income for the period during which they accrue. Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by Internal Revenue Service (IRS) regulations to be taxable income in the year it occurs. For direct holders of an inflation-indexed security, this means that taxes must be paid on principal adjustments, even though these amounts are not received until the bond matures. By contrast, the Fund holding these securities distributes both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares (which, like principal adjustments, are taxable to shareholders). It may be necessary for a Fund to liquidate portfolio positions, including when it is not advantageous to do so, in order to make required distributions.

U.S. Government Obligations
The Fund may invest in U.S. government obligations.  U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities.  Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis.  U.S. government obligations include securities issued or guaranteed by government-sponsored enterprises.

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Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself.  In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned.  There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, where it is not obligated to do so (see “Agency Obligations,” below).  In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates.  As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease.  Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Agency Obligations
The Fund may invest in agency obligations, such as the Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Government National Mortgage Association (“GNMA”), commonly known as “Ginnie Mae,” Federal National Mortgage Association (“FNMA”), commonly known as “Fannie Mae,” Federal Home Loan Mortgage Corporation (“FHLMC”), commonly known as “Freddie Mac,” and the Student Loan Marketing Association (“SLMA”), commonly known as “Sallie Mae.”  Some, such as those of the Export-Import Bank of United States, are supported only by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA and FHLMC, are supported by only the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities because they are not obligated by law to do so.  As a result, there is a risk that these entities will default on a financial obligation.  For instance, in September 2008, at the direction of the U.S. Treasury, FNMA and FHLMC were placed into conservatorship under the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator.

Equity Securities
An equity security represents a proportionate share of the ownership of a company.  Its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions.  The value of equity securities will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. Equity securities risk affects the Fund’s net asset value per share (“NAV”), which will fluctuate as the value of the securities it holds changes. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time. Other factors affect a particular stock’s prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted. Types of equity securities in which the Fund may invest include primarily preferred equity, convertible securities, common stocks, warrants, rights and depository receipts of companies that are organized as corporations, limited partnerships or limited liability companies.

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Common Stock
Common stock represents an equity ownership interest in the profits and losses of a corporation, after payment of amounts owed to bondholders, other debt holders, and holders of preferred stock. Holders of common stock generally have voting rights, but the Fund does not expect to have voting control in any of the companies in which they invest. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as holders of common stock.  It is possible that all assets of that company will be exhausted before any payments are made to the holders of common stock.

Real Estate Securities
The real estate securities in which the Fund may invest consist of securities issued by Real Estate Investment Trusts (“REITs”) and/or Real Estate Operating Companies (“REOCs”) that are listed on a securities exchange or traded over-the-counter.  A REIT is a corporation or trust that invests in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs and receives favorable tax treatment provided it meets certain conditions. REITs may be characterized as equity REITs (i.e., REITs that primarily invest in fee ownership and leasehold ownership of land), mortgage REITs (i.e., REITs that primarily invest in mortgages on real estate and other real estate debt) or hybrid REITs which invest in both fee and leasehold ownership of land and mortgages. A REIT that meets the applicable requirements of the Internal Revenue Code of 1986 may deduct dividends paid to shareholders, effectively eliminating any corporate level federal tax. As a result, REITs are able to distribute a larger portion of their earnings to investors than other corporate entities subject to the federal corporate tax. There is the risk that a REIT held by the Fund will fail to qualify for this tax-free pass-through treatment of its income. By investing in REITs indirectly through the Fund, in addition to bearing a proportionate share of the expenses of the Fund, investors will also indirectly bear similar expenses of the REITs in which the Fund invests. A REOC is typically structured as a “C” corporation under the tax code and is not required to distribute any portion of its income. A REOC, therefore, does not receive the same favorable tax treatment that is accorded a REIT. In addition, the value of the Fund’s securities issued by REOCs may be adversely affected by income streams derived from businesses other than real estate ownership.

Preferred Equity
Preferred equity represents an ownership interest in a company, often pays dividends at a specific rate and has a preference over common stocks in dividend payments and liquidation of assets. A preferred equity is a blend of the characteristics of a bond and common stock.  It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock its participation in the issuer’s growth may be limited.  Although the dividend or distribution is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. In addition, preferred equity usually does not have voting rights.

Warrants and Rights
The Fund may purchase, or receive as a distribution from other investments, warrants and rights, which are instruments that permit the Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock.  The principal difference between warrants and rights is their term-rights typically expire within weeks while warrants have longer durations.  Neither rights nor warrants have voting rights or pay dividends.  The market price of warrants is usually significantly less than the current price of the underlying stock.  Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

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Initial Public Offerings
The Fund may invest in securities offered by companies in initial public offerings (“IPOs”).  Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time.  This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs.  By selling IPO shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders.  Companies that offer securities in IPOs tend to typically have small market capitalizations and therefore their securities may be more volatile and less liquid that those issued by larger companies.  Certain companies offering securities in an IPO may have limited operating experience and, as a result face a greater risk of business failure.

Foreign Investments and Currencies
The Fund may invest in securities of foreign issuers whether or not they are traded in the United States or U.S. dollar denominated, purchase and sell foreign currency on a spot basis and enter into forward currency contracts (see “Forward Currency Contracts,” below).  Investments foreign securities involve certain inherent risks, including the following:

Political and Economic Factors.  Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position.  The internal politics of certain foreign countries may not be as stable as those of the United States.  Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies.  Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest.  The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners.  Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of those countries.

Currency Fluctuations.  The Fund may invest in securities denominated in foreign currencies.  Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency.  Such changes will also affect the Fund’s income.  The value of the Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics.  The Adviser expects that many foreign securities in which the Fund may invest will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market.  Foreign exchanges and markets may be more volatile than those in the United States.  While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund’s investments in foreign securities may be less liquid and more volatile than investments in U.S. securities.  Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets, and may include delays beyond periods customary in the United States.  Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

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Legal and Regulatory Matters.  Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, non-uniform accounting standards and less financial information available from issuers, than is available in the United States.  It may be more difficult to obtain and enforce a judgment against a foreign issuer.  Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries.  The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers located in those foreign countries.

Taxes.  The interest and dividends payable on certain of a Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders.  Foreign companies may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies.

Forward Currency Contracts
A forward currency contract (“forward contract”) involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. At or before settlement of a forward currency contract, the Fund may either deliver the currency or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract.  If the Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency by converting assets into the currency.  The Fund may close out a forward contract obligating it to purchase currency by selling an offsetting contract, in which case, it will realize a gain or a loss.

The Fund enters into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, the Fund may enter into forward contracts to hedge against risks arising from securities it owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities.

Foreign currency transactions involve certain costs and risks. The Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Adviser is inaccurate in its prediction of currency movements. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency. The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies. There is also the risk that the other party to the transaction may fail to deliver currency when due which may result in a loss to the Fund.

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Restricted or Thinly Traded Securities
Restricted securities are less liquid than securities traded in the open market, therefore, the Fund may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. The sale price of securities that are not readily marketable may be lower or higher than the company’s most recent determination of their fair value. In addition, the value of these securities typically requires more reliance on the judgment of the Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these securities, the Fund may not be able to realize these securities’ true value, or may have to delay their sale in order to do so.

Restricted securities generally can be sold in private transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering. If the issuer of the restricted securities has an effective registration statement on file with the SEC covering the restricted securities, the Adviser has the ability to deem restricted securities as liquid. To enable the Fund to sell its holdings of a restricted security not registered under the 1933 Act, the Fund may have to cause those securities to be registered. When the Fund must arrange registration because it wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. The Fund would bear the risks of any downward price fluctuation during that period.

In recent years, a large institutional market developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or were sold in transactions not requiring registration, such as Rule 144A transactions. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that exist or may develop as a result of Rule 144A may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

The Fund may also invest in securities that may not be restricted, but are thinly-traded.  Such securities may be difficult to dispose of at a fair price during times when the Adviser believes it is desirable to do so. Thinly-traded securities are also more difficult to value and the Adviser’s judgment as to value will often be given greater weight than market quotations, if any exist. If market quotations are not available, thinly-traded securities will be valued in accordance with procedures established by the Board. Investment of capital in thinly-traded securities may restrict our ability to take advantage of market opportunities. The risks associated with thinly-traded securities may be particularly acute in situations in which our operations require cash and could result in us borrowing to meet our short term needs or incurring losses on the sale of thinly-traded securities.

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Illiquid Securities
Illiquid securities in which the Fund may generally invest include s or 144A debt securities or direct placements in the securities of listed companies. The Fund may invest in private companies. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable, and securities such as repurchase agreements having a maturity of longer than seven days and purchased OTC options.  Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including commercial paper, foreign securities, and corporate bonds and notes.  Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.  The Board may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale.  In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.  The Fund will determine a security to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at the value at which the Fund has valued the security.  Factors considered in determining whether a security is illiquid may include, but are not limited to: the frequency of trades and quotes for the security; the number of dealers willing to purchase and sell the security and the number of potential purchasers; the number of dealers who undertake to make a market in the security; the nature of the security, including whether it is registered or unregistered, and the market place; whether the security has been rated by an NRSRO; the period of time remaining until the maturity of a debt instrument or until the principal amount of a demand instrument can be recovered through demand; and the nature of any restrictions on resale.  The Fund will not hold more than 15% of the value of its net assets in illiquid securities.

Investment Companies
The Fund may invest in other investment companies to the extent permitted by the 1940 Act. The Fund generally may purchase or redeem, without limitation, shares of any affiliated or unaffiliated money market funds, including unregistered money market funds, so long as the Fund does not pay a sales load or service fee in connection with the purchase, sale or redemption, or if such fees are paid the Fund’s investment adviser waives its management fee in an amount necessary to offset the amounts paid.  With respect to other investments in investment companies, the 1940 Act generally limits the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.

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Investments by the Fund in other investment companies will be subject to the limitations of the 1940 Act (including limitations on sales charges), and the rules and regulations thereunder. By investing in securities of an investment company, the Fund’s shareholders will indirectly bear the fees and expenses of that underlying fund in addition to the Fund’s own fees and expenses.

Open-End Mutual Funds.  Open-end mutual funds are investment companies that issue new shares continuously and redeem shares daily. The risks of investment of open-end mutual funds typically reflect securities in which the funds invest. The NAV per share of an open-end fund will fluctuate daily depending upon the performance of the securities held by the fund. Each open-end fund may have a different investment objective and strategy and different investment portfolio. Different funds may also be subject to different risks, volatility and fees and expenses. When the Fund invests in shares of an open-end fund, shareholders of the Fund bear their proportionate share of the open-end funds’ fees and expenses, as well as their share of the Fund’s fees and expenses.

Exchange-Traded Funds.  Exchange-Traded Funds (“ETFs”) are typically open-end investment companies that are bought and sold on a national securities exchange.  When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses, including the potential duplication of management fees.  The risk of owning an ETF generally reflects the risks of owning the underlying securities it holds.  Many ETFs seek to replicate a specific benchmark index.  However, an ETF may not fully replicate the performance of its benchmark index for many reasons, including because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held.  Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities it holds.  In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

If the Fund invests in shares of an ETF, shareholders will indirectly bear fees and expenses charged by the underlying ETF in which the Fund invests in addition to the Fund’s direct fees and expenses.  The Fund also will incur brokerage costs when it purchases ETFs.  Furthermore, investments in other ETFs could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund.

Exchange-Traded Notes
Exchange-Traded Notes (“ETNs”) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, issuer call options, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. ETNs are also subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

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Options, Futures and Other Strategies
General.  The Fund may use options (both traded on an exchange and OTC), futures contracts (sometimes referred to as “futures”), swaps, caps, floors, collars, structured or synthetic financial instruments, forward agreements, and other derivative securities (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a particular portfolio security, to create a synthetic position, for certain tax-related purposes, to close out previously established derivatives such as options, forward and futures positions, to reduce volatility, to enhance income, and/or to gain market exposure.  These can also be used as speculative instruments. In addition to the other limitations described herein, the Fund’s ability to use Financial Instruments may be limited by tax considerations.

In addition to the instruments, strategies and risks described below, the Adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques.  These new opportunities may become available as the Adviser develops new investment techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed.  The Adviser may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities.  The Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below.

Exclusion of Adviser from Commodity Pool Operator Definition.  An exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the CFTC has been claimed with respect to the Fund, and, therefore, the Adviser is not subject to CFTC registration or regulation as a CPO with respect to the Fund.  In addition, the Adviser is relying upon a related exemption from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC.

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The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable currency forward contracts, as further described below. Because the Adviser and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Fund’s and the Adviser’s reliance on this exclusion and exemption, respectively, or the Fund, its investment strategies or this SAI.

Generally, the exclusion from CPO regulation requires the Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, the Fund can no longer satisfy these requirements, the notice claiming an exclusion from the definition of a CPO would be withdrawn, and the Adviser would be subject to registration and regulation as a CPO with respect to the Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses.

Special Risks.  The use of Financial Instruments involves special considerations and risks, certain of which are described below.  Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1) Successful use of most Financial Instruments depends upon the Adviser’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities.  The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion.  Due to the possibility of distortion, a correct forecast of market trends by the Adviser may still not result in a successful transaction.  The Adviser may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

(2) Certain Financial Instruments may have a leveraging effect on the Fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself.  When the Fund engages in transactions that have a leveraging effect, the value of the Fund is likely to be more volatile and all other risks are also likely to be compounded.  This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than the Fund would otherwise have.  Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.

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(3) Certain Financial Instrument transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties and/or through financial institutions acting as market makers (“OTC derivatives”), rather than being traded on exchanges or in markets registered with the CFTC or the SEC.  Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions.  For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy the protections that central clearing provides against default by the original counterparty to the trade.  In an OTC derivatives transaction that is not cleared, the Fund bears the risk of default by its counterparty.  In a cleared derivatives transaction, the Fund is instead exposed to the risk of default of the clearinghouse and the risk of default of the broker through which it has entered into the transaction.  Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

(4) Options and futures prices can diverge from the prices of their underlying instruments.  Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from the imposition of daily price fluctuation limits or trading halts.

(5) As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options).  If the Fund is unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured.  These requirements might impair the Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sells a portfolio security at a disadvantageous time.  The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counter-party”) to enter into a transaction closing out the position.  Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

(6) Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.

Cover.  Transactions using Financial Instruments, other than purchasing options, expose the Fund to an obligation to another party.  The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.  The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bank, N.A. (the “Custodian”), in the prescribed amount as determined daily.

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Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of the Fund’s assets to cover obligations under Financial Instruments could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options.  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions.  Options that expire unexercised have no value.  Options currently are traded on the Chicago Board Options Exchange (“CBOE”), the American Stock and Options Exchange (“AMEX”) and other exchanges, as well as the OTC markets.

By buying a call option on a security, the Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price.  By writing (selling) a call option and receiving a premium, the Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised.  The Fund will only write call options on securities it holds in its portfolio (i.e., covered calls). By buying a put option, the Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price.  By writing a put option and receiving a premium, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction.  For example, the Fund may terminate an obligation under a call option or put option that it has written by purchasing an identical call option or put option.  This is known as a closing purchase transaction.  Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option.  This is known as a closing sale transaction.  Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Interest Rate Options. Interest rate options, including interest rate caps and interest rate floors, which can be combined to form interest rate collars, are contracts that entitle the purchaser to pay or receive the amounts, if any, by which a specified market rate exceeds a cap strike interest rate, or falls below a floor strike interest rate, respectively, at specified dates. The Fund may use interest rate options to hedge against anticipated and non-anticipated changes in interest rates on a portfolio wide basis or versus individual securities which may also have interest rate options embedded within the security.

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OTC Options.  Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract.  While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Interest Rate Futures Contracts and Options on Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes. The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of interest rate futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling bonds with short maturities and investing in bonds with long maturities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. A public market exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes; GNMA modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Fund may also invest in exchange-traded Eurodollar contracts, which are interest rate futures on the forward level of LIBOR. These contracts are generally considered liquid securities and trade on the Chicago Mercantile Exchange. Such Eurodollar contracts are generally used to “lock-in” or hedge the future level of short-term rates. The Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

Futures Contracts and Options on Futures Contracts.  A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract.  An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made.  No physical delivery of the underlying securities in the index is made.

When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium received, to assume a position in the futures contract at a specified exercise price at any time during the term of the option.  If the Fund writes a call, it assumes a short futures position.  If the Fund writes a put, it assumes a long futures position.  When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

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Whether the Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index.  The extent of the Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited.  The Fund only purchase and sell futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract.  Instead, at the inception of a futures contract the Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value.  Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules.  Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied.  Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.”  Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures commission merchant.  When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk.  In contrast, when the Fund purchases or sell a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements.  If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold.  Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market.  However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time.  In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price.  Once that limit is reached, no trades may be made that day at a price beyond the limit.  Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses.  The Fund would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

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Risks of Futures Contracts and Options Thereon.  The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions.  First, all participants in the futures market are subject to margin deposit and maintenance requirements.  Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets.  Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Combined Positions.  The Fund may purchase and write options in combination with each other.  For example, the Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Swaps Generally.  Generally, swap agreements are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap).  The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given rates.

Interest Rate Swaps. The Fund may enter into swap contracts.  Swap contracts are contracts in which each party agrees to make a periodic interest payment based on an index or the value of an asset in return for a periodic payment from the other party based on a different index or asset. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Like a traditional investment in a debt security, the Funds could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

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Credit Default Swaps. The Fund may enter into credit default swap agreements. The credit default swap agreement may have as a reference obligation one or more securities that are not currently held by the Fund. The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (the “notional” amount), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation. A credit event is typically a default, restructuring or bankruptcy.

The Fund may be either the buyer or seller in the transaction. As a seller, the Fund receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Fund typically must pay the contingent payment to the buyer, which is typically the par value (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. If the Fund is a buyer in a credit default swap agreement and no credit event occurs, then it will lose its investment. In addition, the value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to a Fund.

Currency Swaps.  In order to protect against currency fluctuations, the Fund may enter into currency swaps. The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Currency swaps involve the exchange of the rights of the Fund and another party to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Because currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

New Swaps Regulation.  The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The new regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps, and has completed most of its rules implementing the Dodd-Frank Act swap regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits, but has not yet completed its rulemaking.

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Risks of Swaps.  The Fund’s use of swaps is subject to the risks associated with derivative instruments generally.  In addition, because uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges, uncleared swap participants may not be as protected as participants on organized exchanges.  Performance of an uncleared swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency.

As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by the Fund.  Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. The Fund is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the Fund may be required to break the trade and make an early termination payment to the executing broker.

With respect to cleared swaps, there is also a risk of loss by the Fund of its initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position, or the central counterparty in a swap contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

Risks of Potential Government Regulation of Derivatives.  It is possible that additional government regulation of various types of derivative instruments, including futures, options, and swap contracts, may limit or prevent the Fund from using such instruments as part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective.  It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse.  It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as part of its investment strategy.  Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using certain instruments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies.  The futures, options, and swaps markets are subject to comprehensive statutes, regulations, and margin requirements.  In addition, the SEC, the CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits, and the suspension of trading.  The regulation of futures, options, and swaps transactions in the U.S. is a rapidly changing area of law and is subject to modification by government action.

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New and developing regulation may negatively impact the Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties.  In particular, any new position limits imposed on the Fund or its counterparties may impact the Fund’s ability to invest in futures, options, and swaps in a manner that efficiently meets its investment objective.  New requirements, even if not directly applicable to the Fund, including capital requirements and mandatory clearing, may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

Interest Rate Floors, Caps, and Collars.  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap.  The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.  An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Cash Investments
The Fund may invest in high-quality, short-term debt securities and money market instruments (“Cash Investments”) for (i) temporary defensive purposes in response to adverse market, economic, or political conditions and (ii) retaining flexibility in meeting redemptions, paying expenses, and identifying and assessing investment opportunities.  Cash Investments include shares of other mutual funds, U.S. Treasury Bills, certificates of deposit, bankers’ acceptances, time deposits, savings association obligations, commercial paper, short-term notes (including discount notes), and other obligations.

The Fund may hold a substantial position in Cash Investments for long periods of time, which may result in the Fund not achieving their investment objective.  If the market advances during periods when the Fund is holding a large Cash Investment, the Fund may not participate to the extent it would have if the Fund had been more fully invested, and this may result in the Fund not achieving its investment objective during that period. To the extent that the Fund uses a money market fund for its Cash Investment, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Cash Investments are subject to credit risk and interest rate risk, although to a lesser extent than longer-term debt securities due to Cash Investments’ short-term, significant liquidity, and typical high credit quality.

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The Fund may invest in any of the following:

Money Market Mutual Funds.  Generally, money market mutual funds seek to earn income consistent with the preservation of capital and maintenance of liquidity.  They primarily invest in high quality money market obligations, including U.S. government obligations, bank obligations and high-grade corporate instruments.  These investments generally mature within 397 days from the date of purchase.  An investment in a money market mutual fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency.

To the extent that the Fund invests in money market mutual funds, your cost of investing in the Fund will generally be higher since you will indirectly bear fees and expenses charged by the underlying money market mutual funds in addition to the Fund’s direct fees and expenses.  Furthermore, investing in money market mutual funds could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits.  The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits.  Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under the investment objective and policies stated above and in the Prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks.  Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper, Short-Term Notes and Other Corporate Obligations.  The Fund may invest a portion of its assets in commercial paper, short-term notes, and other corporate obligations.  Commercial paper consists of unsecured promissory notes issued by corporations.  Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A‑2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, determined by the Adviser to be of comparable quality.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper.  While such obligations generally have maturities of ten years or more, the Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated “A” or higher by S&P, “A” or higher by Moody’s, similarly rated by another nationally recognized statistical rating organization, or, if unrated, determined by the Adviser to be of comparable quality.

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Savings Association Obligations. The Funds may invest in certificates of deposit (interest bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Repurchase Agreements
The Fund may enter into repurchase agreements.  Under such agreements, the Fund agrees to purchase U.S. government obligations from a counterparty and the counterparty agrees to repurchase the securities at a mutually agreed upon time and price.  The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase.  In either case, the income to the Fund is unrelated to the interest rate on the security itself.  Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the SEC or exempt from such registration.  The Fund will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities.  The Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of the Fund’s net assets would be invested in illiquid securities including such repurchase agreements.  To the extent necessary to facilitate compliance with Section 12(d)(3) of the 1940 Act and Rule 12d3-1 promulgated thereunder, the Fund will ensure that repurchase agreements will be collateralized fully to the extent required by Rule 5b-3.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the U.S. government obligations that are subject to the repurchase agreement.  It is not clear whether a court would consider the U.S. government obligations to be acquired by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. government obligations before its repurchase under a repurchase agreement, the Fund could encounter delays and incur costs before being able to sell the underlying U.S. government obligations.  Delays may involve loss of interest or a decline in price of the U.S. government obligations.  If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the U.S. government obligations, the Fund may be required to return the securities to the seller’s estate and be treated as an unsecured creditor of the seller.  As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction.  As with any unsecured debt instrument purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the U.S. government security.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the U.S. government obligations.  However, the Fund will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to the Adviser, the market value of which is equal to at least 100% of the repurchase price, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian.  If the market value of the U.S. government obligations subject to the repurchase agreement become less than the repurchase price (including interest), the Fund will direct the seller of the U.S. government obligations to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.  It is possible that the Fund could be unsuccessful in seeking to enforce on the seller a contractual obligation to deliver additional securities.

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Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements for temporary purposes with banks and securities dealers if the creditworthiness of the bank or securities dealer has been determined by the Adviser to be satisfactory. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

At the time when the Fund enters into a reverse repurchase agreement, liquid assets (such as cash, U.S. government securities or other “high-grade” debt obligations) of the Fund’s having a value at least as great as the purchase price of the securities to be purchased will be segregated on the Fund’s books and held by the Custodian throughout the period of the obligation. Reverse repurchase agreements are considered a form of borrowing and the use of reverse repurchase agreements by the Fund creates leverage which increases its investment risk. If the income and gains on securities purchased with the proceeds of these transactions exceed the cost, the Fund’s earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case. The Fund intends to enter into reverse repurchase agreements only if the income from the investment of the proceeds is expected to be greater than the expense of the transaction, because the proceeds are invested for a period no longer than the term of the reverse repurchase agreement.

Dollar Roll Transactions
“Dollar roll” transactions consist of the sale by a fund to a bank or broker-dealer (the “counterparty”) of Ginnie Mae certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date.  The counterpart receives all principal and interest payments, including prepayments, made on the security while it is the holder.  A fund receives a fee from the counterparty as consideration for entering into the commitment to purchase.  Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities.  Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a fund agrees to buy a security on a future date.

A fund will not use such transactions for leveraging purposes and will segregate liquid assets in an amount sufficient to meet its purchase obligations under the transactions.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions.  For example, if the counterparty becomes insolvent, a fund’s right to purchase from the counterparty might be restricted.  In addition, the value of such securities may change adversely before a fund is able to purchase them.  Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market.  Since, as noted above, the counterparty is required to deliver a similar, but not identical, security to a fund, the security that the fund is required to buy under the dollar roll will provide a return that exceeds the transaction costs.

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Securities Lending
The Fund may lend its securities in order to increase the return on its portfolio.  The SEC currently requires that the following conditions must be met whenever the Fund’s portfolio securities are loaned:  (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans.  These conditions may be subject to future modification.  Such loans will be terminable at any time upon specified notice.

The Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.  In addition, the Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.  The principal risk of portfolio lending is potential default or insolvency of the borrower.  In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.  As part of participating in a lending program, the Fund may be required to invest in collateralized debt or other securities that bear the risk of loss of principal.  In addition, all investments made with the collateral received are subject to the risks associated with such investments.  If such investments lose value, the Fund will have to cover the loss when repaying the collateral.

The Board appoints agents to be responsible for monitoring the creditworthiness of borrowers.  To the extent the Fund is participating in securities lending, on a quarterly basis, the Board reviews a report regarding the Fund’s loans.  Such report includes, among other things, the identity and value of all securities comprising each loan, the length of time that the loan has been outstanding, the amount earned by the Fund, the amount of fees paid in connection with the loan and the ratio of the value of the collateral to the value of the loan.

Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily.  Any securities that the Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest.  During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.

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Borrowing
The Fund may borrow money from banks in amounts of up to one-third of the Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings).  Any such borrowing that comes to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the one-third limitation.

In addition, the Fund is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes, including addressing liquidity concerns or meeting redemption requests, or for clearance of transactions.  The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies.  Because substantially all of the Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds.  In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds.  Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

New Investment Products
New types of mortgage-backed and asset-backed securities, derivative instruments, hedging instruments and other securities or instruments are developed and marketed from time to time.  Consistent with its investment limitations, the Fund expects to invest in those new types of securities and instruments that it believes may assist the Fund in achieving its investment objective.

Generally, the foregoing is not intended to limit the Fund’s investment flexibility, unless such a limitation in expressly stated, and therefore will be construed by the Fund as broadly as possible.  Statements concerning what the Fund may do are not intended to limit other any activity.  The Fund maintains the flexibility to use the investments described above for any purpose consistent with applicable claw and any express limitations in the SAI or the Prospectus.

Fundamental and Non-Fundamental Investment Limitations
The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable “vote of the holders of a majority of the outstanding voting securities” of the Fund, as defined under the 1940 Act.  Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented; or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1. Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed) less liabilities (other than borrowings); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions, dollar roll transactions, reverse repurchase agreements, purchasing securities on a when-issued, delayed delivery or forward delivery basis or short sales in accordance with its objectives and strategies;

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2. Underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the 1933 Act);

3. Purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate, including REITs);

4. Purchase or sell physical commodities except to the extent permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Fund;

5. Make loans (except for the lending of the Fund’s portfolio securities, repurchase agreements and purchases of debt securities, loans or loan participations consistent with the investment policies of the Fund); or

6. Invest 25% or more of the Fund’s total assets in any particular industry or group of industries.  The foregoing does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or repurchase agreements thereon.

Europe – Recent Events
A number of countries in Europe have experienced server economic and financial difficulties.  Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity.  These difficulties may continue, worsen or spread within and without Europe.  Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences.  Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.  In addition, voters in the United Kingdom have approved withdrawal from the European Union.  Other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union.  A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future.  The Ukraine has experienced ongoing military conflict; this conflict may expand and military conflicts could potentially occur elsewhere in Europe.  Europe has also been struggling with mass migration from the Middle East and Africa.  The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets.  Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

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Percentage Limitations
The Fund’s compliance with its investment policies and limitations on certain investment percentages will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset.  Accordingly, except with respect to borrowing for leverage or investing in illiquid securities, any subsequent change in values, net assets or other circumstances will not be considered when determining whether an investment complies with the Fund’s investment policies and limitations on certain investment percentages.  To the extent that market value fluctuations cause illiquid securities held by the Fund to exceed 15% of its net assets, the Fund will take steps to bring the aggregate amount of illiquid securities back within the prescribed limitations as soon as reasonably practical.  Generally, this requirement does not obligate the Fund to liquidate a position where the Fund would incur a loss on the sale.  In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy.  If this happens, the Fund will sell such investments as soon as practicable while trying to maximize the return to its shareholders. With respect to borrowing, if at any time the Fund’s borrowings exceed one-third of its total assets (including the amount borrowed) less liabilities (other than borrowings), such borrowings will be reduced within three days, (not including Sundays and holidays) or such longer period as may be permitted by the 1940 Act, to the extent necessary to comply with the one-third limitation.

Management of the Fund

Board of Trustees
The management and affairs of the Fund are supervised by the Board of Trustees.  The Board of Trustees consists of three individuals.  The Trustees are fiduciaries and are governed by the laws of the State of Delaware in this regard.  The Board establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.

The Role of the Board of Trustees
The Board provides oversight of the management and operations of the Trust.  Like all mutual funds, the day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust and its individual series, such as the Adviser, Distributor, Administrator, Custodian, and Transfer Agent, each of whom are discussed in greater detail in this SAI.  The Board approves all significant agreements between the Trust and its service providers, including the agreements with the Adviser, Distributor, Administrator, Custodian and Transfer Agent.  The Board has appointed various individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations.  In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations.  The Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board and who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters, including an annual compliance review.  Some of these reports are provided as part of formal Board Meetings, which are held four times per year, in person, and such other times as the Board determines is necessary, and involve the Board’s review of recent Trust operations.  From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board Meetings to discuss various topics.  In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

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Board Leadership Structure
The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function.  The Board is comprised of three Independent Trustees – Messrs. David A. Massart, Leonard M. Rush and David M. Swanson – and one Interested Trustee – Mr. Robert J. Kern.  Accordingly, 75% of the members of the Board are Independent Trustees, who are Trustees that are not affiliated with any investment adviser to the Trust or their respective affiliates or other service providers to the Trust or any Trust series.  The Board has established three standing committees, an Audit Committee, a Nominating Committee and a Valuation Committee, which are discussed in greater detail under “Board Committees” below.  Each of the Audit Committee and the Nominating Committee are comprised entirely of Independent Trustees.  The Independent Trustees have engaged independent counsel to advise them on matters relating to their responsibilities in connection with the Trust, as well as the Fund.

The Trust’s Chairman, Mr. Kern, is an “interested person” of the Trust, as defined by the 1940 Act, by virtue of the fact that he is a board member (and therefore an interested person) of Quasar Distributors, LLC, which acts as principal underwriter to many of the Trust’s underlying funds.  Mr. Kern also serves as an Executive Vice President of the Administrator.  The Independent Trustees have appointed Leonard M. Rush as a lead Independent Trustee, who coordinates activities of the Independent Trustees, acts as a liaison with the Trust’s service providers, officers, legal counsel, and other Trustees between meetings, helps to set Board meeting agendas, and serves as chair during executive sessions of the Independent Trustees.

In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions.  Each Trustee was appointed to serve on the Board because of his experience, qualifications, attributes and skills as set forth in the subsection “Trustee Qualifications” below.

The Board reviews its structure regularly in light of the characteristics and circumstances of the Trust, including: the affiliated nature of certain investment advisers in the Trust; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the distribution arrangements of each of the Trust’s underlying funds.

The Board has determined that the appointment of a lead Independent Trustee and the function and composition of the Audit Committee and the Nominating Committee are appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an Interested Trustee.  In addition, the inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows all such Trustees to participate in the full range of the Board oversight duties, including oversight of risk management processes discussed below.  Given the composition of the Board and the function and composition of its various committees as described above, the Trust has determined that the Board leadership structure is appropriate.

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Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel, including personnel of the Trust’s service providers.  Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counter-party risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways.  For example, the CCO regularly reports to the Board during Board Meetings and meets in executive session with the Independent Trustees and their legal counsel to discuss compliance and operational risks.  In addition, Mr. Rush, the Independent Trustee designated as the Audit Committee’s “audit committee financial expert” meets with the President, Treasurer and the Fund’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Fund’s financial reporting function.  The full Board receives reports from the investment advisers to the underlying series as to investment risks.

Trustees and Officers
The Trustees and officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Leonard M. Rush, CPA 615 E. Michigan St. Milwaukee, WI 53202 Birth Year: 1946	Lead Independent Trustee and Audit Committee Chairman	Indefinite Term; Since April 2011	35	Retired, Chief Financial Officer, Robert W. Baird & Co. Incorporated (2000-2011).	Independent Trustee, ETF Series Solutions ( 13 Portfolios) (2012-Present); Director, Anchor Bancorp Wisconsin, Inc. (2011-2013).
David A. Massart 615 E. Michigan St. Milwaukee, WI 53202 Birth Year: 1967	Trustee and Valuation Committee Chairman	Indefinite Term; Since April 2011	35	Co-Founder and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-present).	Independent Trustee, ETF Series Solutions ( 13 Portfolios) (2012-Present).
David M. Swanson 615 E. Michigan St. Milwaukee, WI 53202 Birth Year: 1957	Trustee	Indefinite Term; Since April 2011	35	Founder and Managing Partner, SwanDog Strategic Marketing, LLC (2006-present); Executive Vice President, Calamos Investments (2004-2006).	Independent Trustee, ALPS Variable Investment Trust ( 9 Portfolios) (2006-Present); Independent Trustee, RiverNorth Opportunities Closed-End Fund (2015-Present).

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Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee
Robert J. Kern* 615 E. Michigan St. Milwaukee, WI 53202 Birth Year: 1958	Chairperson and Trustee	Indefinite Term; Since January 2011	35	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	None

Officers
James R. Arnold 615 E. Michigan St. Milwaukee, WI 53202 Birth Year: 1957	President and Principal Executive Officer	Indefinite Term, Since January 2011	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2002 -present).	N/A
Deborah Ward 615 E. Michigan St. Milwaukee, WI 53202 Birth Year: 1966	Vice President, Chief Compliance Officer and Anti- Money Laundering Officer	Indefinite Term; Since April 2013	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Brian R. Wiedmeyer 615 E. Michigan St. Milwaukee, WI 53202 Birth Year: 1973	Treasurer and Principal Financial Officer	Indefinite Term; Since January 2011	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A
Jeanine M. Bajczyk, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Birth Year: 1965	Secretary	Indefinite Term; Since August 2015	N/A	Senior Vice President and Counsel, U.S. Bancorp Fund Services, LLC (2006-present).	N/A
Thomas A. Bausch, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1979	Assistant Secretary	Indefinite Term; Since May 2016	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2016-Present); Associate, Godfrey & Kahn S.C. (2012-2016); Graduate, University of Wisconsin Law School (2009-2012).	N/A

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Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Ryan L. Roell 615 E. Michigan St. Milwaukee, WI 53202 Birth Year: 1973	Assistant Treasurer	Indefinite Term; Since September 2012	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A
Benjamin Eirich 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1981	Assistant Treasurer	Indefinite Term; Since May 2016	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2008-present).	N/A
Doug Schafer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Assistant Treasurer	Indefinite Term; Since May 2016	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2002-present)	N/A
* Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member (and therefore an interested person) of the Fund’s principal underwriter, Quasar Distributors, LLC.

Trustee Qualifications
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure.  The Trustees have substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and assess information provided to them.  Certain of these business and professional experiences are set forth in detail in the table above.  In addition, the Trustees have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust.  The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and the individual Trustees is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each individual Trustee.  The information provided below, and in the table above, is not all-inclusive.  Many of the Trustees’ qualifications to serve on the Board involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests.

Mr. Kern’s trustee attributes include substantial industry experience, including his 34 years of service with U.S. Bancorp Fund Services, LLC (the fund accountant (“Fund Accountant”), fund administrator, transfer agent (“Transfer Agent”) and custodian to the Trust) where he manages business development and has previously managed the mutual fund transfer agent operation including investor services, account services, legal compliance, document processing and systems support.  He also serves as a board member of U.S. Bancorp Fund Services, LLC and Quasar Distributors, LLC (the principal underwriter to the Trust).  The Board believes Mr. Kern’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

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Mr. Massart’s trustee attributes include substantial industry experience, including 23 years working with high net worth individuals, families, trusts and retirement accounts to make strategic and tactical asset allocation decisions, evaluate and select investment managers and manage client relationships.  He is currently the Chief Investment Strategist and lead member of the investment management committee of the SEC registered investment advisory firm he co-founded.  Previously, he served as Managing Director of Strong Private Client and as a Manager of Wells Fargo Investments, LLC.  The Board believes Mr. Massart’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Rush’s trustee attributes include substantial industry experience, including serving in several different senior executive roles at various global financial services firms.  He most recently served as Managing Director and Chief Financial Officer of Robert W. Baird & Co. Incorporated and several other affiliated entities and served as the Treasurer for Baird Funds.  He also served as the Chief Financial Officer for Fidelity Investments’ four broker-dealers and has substantial experience with mutual fund and investment advisory organizations and related businesses, including Vice President and Head of Compliance for Fidelity Investments, a Vice President at Credit Suisse First Boston, a Manager with Goldman Sachs, & Co. and a Senior Manager with Deloitte & Touche.  Mr. Rush has been determined to qualify as an Audit Committee Financial Expert for the Trust.  The Board believes Mr. Rush’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee and as the lead Independent Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Swanson’s trustee attributes include substantial industry experience, including 35 years of senior management and marketing experience with 29 years dedicated to the financial services industry.  He is currently the Founder and Managing Principal of a marketing strategy boutique serving asset and wealth management businesses.  He has also served as Chief Operating Officer and Chief Marketing Officer of Van Kampen Investments, President and Chief Executive Officer of Scudder, Stevens & Clark, Canada, Ltd., Managing Director and Head of Global Investment Products at Morgan Stanley, Director of Marketing for Morgan Stanley Mutual Funds, Director of Marketing for Kemper Funds, and Executive Vice President and Head of Distribution for Calamos Investments.  The Board believes Mr. Swanson’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The discussion of the Trustees’ experience and qualifications is pursuant to SEC requirements, does not constitute holding out the Board or any Trustee as having special expertise, and shall not impose any greater responsibility or liability on any such Trustee or the Board by reason thereof.

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Trustee and Management Ownership of Fund Shares
The following table shows the dollar range of Fund shares and shares in other portfolios of the Trust beneficially owned by the Trustees as of the calendar year ended December 31, 2015.

	Dollar Range of Fund Shares Beneficially Owned (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)	Aggregate Dollar Range of Shares in the Trust
Independent Trustees
David A. Massart	None	None
Leonard M. Rush	None	None
David M. Swanson	None	$50,001-$100,000
Interested Trustee
Robert J. Kern	None	None

As of the date of this SAI, the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of any class of the Fund.

Board Committees
Audit Committee.  The Trust has an Audit Committee, which is comprised of the Independent Trustees.  The Audit Committee reviews financial statements and other audit-related matters for the Fund.  The Audit Committee also holds discussions with management and with the Fund’s independent registered public accounting firm concerning the scope of the audit and the auditor’s independence.

Nominating Committee.  The Trust has a Nominating Committee, which is comprised of the Independent Trustees.  The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary.

The Nominating Committee will consider nominees recommended by shareholders for vacancies on the Board.  Recommendations for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must comply with the notice provisions set forth in the Trust’s Bylaws.  In general, to comply with such procedures, such nominations, together with all required information, must be delivered to and received by the President of the Trust at the principal executive office of the Trust not later than 120 days, and no more than 150 days, prior to the shareholder meeting at which any such nominee would be voted on. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis.  The Nominating Committee’s procedures with respect to reviewing shareholder nominations will be disclosed as required by applicable securities laws.

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Valuation Committee.  The Trust has a Valuation Committee.  The Valuation Committee is responsible for the following: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board is not in session, determining the fair value of illiquid securities and other holdings after consideration of all relevant factors, which determinations are reported to the Board.  The Valuation Committee is currently comprised of one or more Independent Trustees and the Trust’s Chairman, President, and Treasurer.  The Valuation Committee meets as necessary when a price for a portfolio security is not readily available.

Trustee Compensation
The Independent Trustees each receive an annual retainer fee of $87,000 per calendar year, which compensates them for their service to the Trust and attendance at the four regularly scheduled quarterly meetings and one annual meeting, if necessary. Each Independent Trustee also receives added compensation for each additional meeting attended of $1,500 for an in-person meeting and $1,000 for a telephonic meeting, as well as reimbursement for expenses incurred in connection with attendance at meetings.  The Chairman of the Audit Committee and the Valuation Committee each receive additional compensation of $5,000 per year and the lead Independent Trustee receives additional compensation of $6,000 per year.  The Interested Trustee does not receive any compensation for his service as Trustee. The following table sets forth the compensation estimated to be received by the Independent Trustees for the current fiscal period ending September 30, 2017.

Name of Person/Position	Aggregate Compensation from the Fund[1]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and the Trust[2]
Leonard M. Rush, Lead Independent Trustee and Audit Committee Chairman	$1,904	None	None	$66,750
David A. Massart, Independent Trustee and Valuation Committee Chairman	$1,782	None	None	$62,250
David M. Swanson, Independent Trustee	$1,681	None	None	$58,500
Robert J. Kern, Interested Trustee	None	None	None	None
1	Trustee fees and expenses are allocated among the Fund and any other series comprising the Trust.
2	The Trust includes other series in addition to the Fund.

Control Persons and Principal Shareholders
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.  A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund. As the date of this statement of additional information, there were no principal shareholders or control persons of the Fund.

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Investment Adviser
Investment advisory services are provided to the Fund by Tortoise Credit Strategies, LLC a SEC registered investment adviser (the “Adviser”), pursuant to an investment advisory agreement (the “Advisory Agreement”).

Pursuant to the Advisory Agreement, the Adviser provides the Fund with investment research and advice and furnishes the Fund with an investment program consistent with the Fund’s investment objective and policies, subject to the supervision of the Board. The Adviser determines which portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the securities transactions, and reports to the Board on the Fund’s investments and performance. The Adviser is solely responsible for making investment decisions on behalf of the Fund.  The Board will have sole responsibility for selecting, evaluating the performance of, and replacing as necessary any of the service providers to the Fund, including the Adviser.

The Adviser is indirectly controlled by Tortoise Investments, LLC (“Tortoise Investments.”)  The Adviser is a wholly owned subsidiary of TCS Holdings, LLC. TCS Holdings is majority-owned by Tortoise Investments, LLC, a company that owns essential asset and income-oriented investment advisers. Employees of the Adviser, including Messrs. Allen, Beman, Brothers and Haendel, that serve on the Investment Policy & Strategy Committee (the “IPSC”), own a minority interest in the Adviser. The Adviser is indirectly controlled by the Bicknell Family Holding Company.  The Adviser’s website is www.tortoisecredit.com.Tortoise Capital Advisors, L.L.C., an affiliate of the Adviser, serves as investment adviser to four other series of the Trust.

The Advisory Agreement will continue in effect from year to year, only if such continuance is specifically approved at least annually by: (i) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (ii) the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement is terminable without penalty by the Trust, on behalf of the Fund, upon 60 days’ written notice to the Adviser, when authorized by either: (i) a majority vote of the Fund’s shareholders (with respect to such Fund); or (ii) by a vote of a majority of the Board . The Advisory Agreement is also terminable without penalty by the Adviser upon 60 days’ written notice to the Trust.  The Advisory Agreement will automatically terminate in the event of its “assignment,” as defined under the 1940 Act.  The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In consideration of the investment advisory services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Fund a management fee, as specified in the Prospectus.  However, the Adviser may voluntarily agree to reduce the management fees payable to it on a month-to-month basis, including additional fees above and beyond any contractual agreement the Adviser may have to reduce management fees and/or reimburse Fund expenses.

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Fund Expenses.  The Fund is responsible for its own operating expenses. Pursuant to an Operating Expenses Limitation Agreement between the Adviser and the Trust, on behalf of the Fund, the Adviser has agreed to reimburse the Fund for its operating expenses, as specified in the Prospectus. Expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such expense reimbursement was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the reimbursement occurred and at the time of the recoupment.  The Operating Expenses Limitation Agreement will be in effect and cannot be terminated through at least December 31, 2017.

License Agreement.  Pursuant to the Advisory Agreement, the Adviser has consented to the Fund’s use on a non-exclusive, royalty-free basis, of the name “Tortoise” in its name. The Fund will have the right to use the “Tortoise” name and the related logo so long as the Adviser or one of its approved affiliates remains the Fund’s investment adviser. Other than with respect to this limited right, the Fund will have no legal right to the “Tortoise” name. This right will remain in effect for so long as the Advisory Agreement with the Adviser is in effect and will automatically terminate if the Advisory Agreement were to terminate for any reason, including upon its assignment.

Investment Policy & Strategy Committee
As disclosed in the Prospectus, the Adviser’s IPSC comprised of N. Graham Allen, Brad Beman, Edward Bradford, Jeffrey Brothers, Gregory Haendel and Zelda Marzec is responsible for the overall strategic investment direction of the Fund’s portfolio and the sector portfolio management teams implement the strategy. In conjunction with a Tortoise-sponsored management buy-out in June 2016, the Adviser expects Edward Bradford and Zelda Marzec to rotate off of the IPSC during 2017.

The following table provides information regarding other accounts, excluding the Fund, managed by each member of the IPSC, including information regarding the number of managed accounts that pay a performance fee, as of November 30, 2016:

Name of Manager	Account Category	# of Accounts	Total Assets of Accounts (millions)	# of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (millions)
N. Graham Allen
	Registered investment companies	-	-	-	-
	Other pooled investment vehicles	-	-	-	-
	Other Accounts	590	$3,387.29	1	$271.93
Brad Beman
	Registered investment companies	-	-	-	-
	Other pooled investment vehicles	-	-	-	-
	Other Accounts	680	$4,106.17	1	$271.93
Edward Bradford
	Registered investment companies	-	-	-	-
	Other pooled investment vehicles	-	-	-	-
	Other Accounts	676	$4,054.15	1	$271.93

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Name of Manager	Account Category	# of Accounts	Total Assets of Accounts	# of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Jeffrey Brothers
	Registered investment companies	-	-	-	-
	Other pooled investment vehicles	-	-	-	-
	Other Accounts	590	$3,387.29	1	$271.93
Gregory Haendel
	Registered investment companies	-	-	-	-
	Other pooled investment vehicles	-	-	-	-
	Other Accounts	590	$3,387.29	1	$271.93
Zelda Marzec
	Registered investment companies	-	-	-	-
	Other pooled investment vehicles	-	-	-	-
	Other Accounts	676	$4,054.15	1	$271.93
Note: Asset data shown in millions.

Conflicts of interest may arise because the Adviser and its affiliates generally will be carrying on substantial investment activities for other clients in which the Fund will have no interest. The Adviser and/or the investment personnel may have financial incentives to favor certain of such accounts over the Fund. Certain of the Adviser’s affiliates’ managed funds and accounts may invest in the equity securities of a particular company, while other funds and accounts managed by the Adviser or its affiliates may invest in the debt securities of the same company. Proprietary accounts of the Adviser or its supervised persons and other customer accounts may compete with the Fund for specific trades. The Adviser may buy or sell securities for the Fund that differs from securities bought or sold for other accounts and customers, although their investment objectives and policies may be similar to the Fund’s.

From time to time, the Adviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures.  Such accounts also may serve the purpose of establishing a performance record for the strategy.  The Adviser’s management of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments.  The Adviser’s proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales.  A conflict of interest arises if a security is sold short at the same time as a long position, and continuously short selling in a security may adversely affect the price of the same security held long in client accounts.  The Adviser has adopted various policies to mitigate these conflicts, including policies that require the Adviser to avoid favoring any account.  The Adviser’s policies also require transactions in proprietary accounts of the Adviser to be placed after client transactions.

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Situations may occur in which the Fund could be disadvantaged because of the investment activities conducted by the Adviser for other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for the Fund and the other accounts, thereby limiting the size of the Fund’s position, or the difficulty of liquidating an investment for the Fund and the other accounts where the market cannot absorb the sale of the combined position. The Adviser and/or investment personnel may also have an incentive to make investments in the Fund, having the effect of increasing the value of a security in the same issuer held by another client account, which in turn may result in an incentive fee being paid to the Adviser by that other client account.

The Fund’s investment opportunities may be limited by affiliations of the Adviser or its affiliates. In addition, to the extent the Adviser sources, contemplates, structures, or makes private investments, certain employees of the Adviser may become aware of actions planned by such companies, such as acquisitions, that may not be announced to the public. It is possible that the Fund could be precluded from investing in a company about which the Adviser has material nonpublic information.

The Fund’s investment opportunities may be limited by investment opportunities in companies that the Adviser is evaluating for other clients. To the extent a potential investment is appropriate for the Fund and one or more other clients, the Adviser will need to fairly allocate that investment to the Fund or the other client, or both, depending on its allocation procedures and applicable law related to combined or joint transactions. There may arise an attractive limited investment opportunity suitable for the Fund in which it cannot invest under the particular allocation method being used for that investment.

Under the 1940 Act, the Fund and their affiliated companies are generally precluded from co-investing in negotiated private placements of securities. Except as permitted by law, the Adviser will not co-invest its other clients’ assets in negotiated private transactions in which the Fund invests. To the extent the Fund is not precluded from co-investing, the Adviser will allocate private investment opportunities among its clients, including but not limited to the Fund and the Fund’s affiliated companies, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to the Fund.

The Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on the Fund’s behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for the Fund. Further, the Adviser may at some time in the future, manage other investment funds with the same investment objectives as the Fund’s.

Investment Policy & Strategy Committee members do not receive any direct compensation from the Fund or any other of the managed accounts reflected in the table above. The Adviser’s compensation strategy is to offer competitive earnings for like positions in our industry.  Messrs. Allen, Beman, Brothers and Haendel have entered into employment agreements with the Adviser and receive a base salary for the services they provide and are also eligible for an annual cash bonus. The annual cash bonus is discretionary and based on the services they provide to the organization (individual performance) and the financial performance (pre-tax earnings) of the Adviser.  Each of Messrs. Allen, Beman, Brothers and Haendel owns an equity interest in TCS Holdings, LLC, the sole member of the Adviser, and each thus benefits from increases in the net income of the Adviser. The Adviser’s earnings are based in part on the value of assets held in the Fund’s portfolio, as the Adviser’s fee to the Fund is a percentage of the daily net assets of the Fund.  Mr. Bradford and Ms. Marzec have entered into employment agreements with the Adviser and receive a base salary for the services they provide.

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Service Providers
Pursuant to an administration agreement (the “Administration Agreement”) between the Trust and U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin, 53202 (the “Administrator”), the Administrator acts as the Fund’s administrator.  The Administrator provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties.  In this capacity, the Administrator does not have any responsibility or authority for the investment management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.  Pursuant to the Administration Agreement, for its services, the Administrator receives from the Fund a fee computed daily and payable monthly based on the Fund’s average net assets, subject to an annual minimum fee. USBFS also acts as Fund Accountant, Transfer Agent and dividend disbursing agent under separate agreements with the Trust.

Pursuant to a custody agreement between the Trust and the Fund, U.S. Bank, N.A., an affiliate of USBFS, serves as the Custodian of the Fund’s assets.  For its services, the Custodian receives a monthly fee based on a percentage of the Fund’s assets, in addition to certain transaction based fees, and is reimbursed for out-of-pocket expenses.  The Custodian’s address is 1555 North Rivercenter Drive, Milwaukee, Wisconsin, 53212.  The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund.  U.S. Bank, N.A. and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Fund may invest.

Legal Counsel
Stradley Ronon Stevens & Young 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania, serves as counsel to the Fund.

Independent Registered Public Accounting Firm
Ernst & Young LLP, 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, serves as the independent registered public accounting firm for the Fund.  Its services include auditing the Fund’s financial statements and the performance of related tax services.

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Distribution of Fund Shares
The Trust has entered into a distribution agreement (the “Distribution Agreement”) with Quasar Distributors, LLC (the “Distributor”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, pursuant to which the Distributor acts as the Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of the Fund’s shares on a best efforts basis.  The offering of the Fund’s shares is continuous.  The Distributor, Administrator and Custodian are affiliated companies.  The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees.  The Distribution Agreement is terminable without penalty by the Trust, on behalf of the Fund, on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board , including a majority of the Trustees who are not “interested persons” (as defined under the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment,” as defined in the 1940 Act.

Distribution (Rule 12b-1) Plan
The Fund has adopted a distribution plan for Investor Class shares pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”).  Under the 12b-1 Plan, the Fund pays a fee to the Distributor for distribution and/or shareholder services (the “Distribution and Servicing Fee”) at an annual rate of 0.25% of the average daily NAV of the Investor Class shares.  The 12b-1 Plan provides that the Distributor may use all or any portion of such Distribution and Servicing Fee to finance any activity that is principally intended to result in the sale of Fund shares, subject to the terms of the 12b-1 Plan, or to provide certain shareholder services.  The 12b-1 Plan is intended to benefit the Fund by increasing their assets and thereby reducing the Fund’s expense ratio.

The Distribution and Servicing Fee is payable to the Distributor regardless of the distribution-related expenses actually incurred.  Because the Distribution and Servicing Fee is not directly tied to expenses, the amount of distribution fees paid by Investor Class shares during any year may be more or less than actual expenses incurred pursuant to the 12b-1 Plan.  For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as a “compensation” plan.

The Distributor may use the Distribution and Servicing Fee to pay for services covered by the 12b-1 Plan including, but not limited to, advertising; compensating underwriters, dealers and selling personnel engaged in the distribution of Fund shares; reimbursing for up-front sales commissions; the printing and mailing of prospectuses, statements of additional information and reports; the printing and mailing of sales literature pertaining to the Fund; and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable.

The 12b-1 Plan provides that it will continue from year to year upon approval by the majority vote of the Board , including a majority of the Independent Trustees cast in person at a meeting called for that purpose, provided that such trustees have made a determination that there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund and its shareholders.  It is also required that the Independent Trustees, select and nominate all other trustees who are not “interested persons” of the Fund.  The 12b-1 Plan and any related agreements may not be amended to materially increase the amounts to be spent for distribution expenses without approval of shareholders holding a majority of the Fund shares outstanding.  All material amendments to the 12b-1 Plan or any related agreements must be approved by a vote of a majority of the Board and the Independent Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

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The 12b-1 Plan requires that the Distributor provide to the Board, at least quarterly, a written report on the amounts and purpose of any payment made under the 12b-1 Plan.  The Distributor is also required to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the 12b-1 Plan should be continued.

As noted above, the 12b-1 Plan provides for the ability to use Fund assets to pay financial intermediaries (including those that sponsor mutual fund supermarkets and affiliates of the Adviser), plan administrators, and other service providers to finance any activity that is principally intended to result in the sale of Fund shares (distribution services) and for the provision of personal services to shareholders.  The payments made by the Fund to financial intermediaries are based primarily on the dollar amount of assets invested in the Fund through the financial intermediaries.  These financial intermediaries may pay a portion of the payments that they receive from the Fund to their investment professionals.  In addition to the ongoing asset-based fees paid to these financial intermediaries under the 12b-1 Plan, the Fund may, from time to time, make payments under the 12b-1 Plan that help defray the expenses incurred by these intermediaries for conducting training and educational meetings about various aspects of the Fund for their employees.  In addition, the Fund may make payments under the 12b-1 Plan for exhibition space and otherwise help defray the expenses these financial intermediaries incur in hosting client seminars where the Fund are discussed.

In addition, the Fund may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge.  In connection with its participation in such platforms and with an agreement in place with the Distributor or its affiliates, the Distributor may use all or a portion of the Distribution and Servicing Fee to pay one or more supermarket sponsors a negotiated fee for distributing the Fund’s shares.  In addition, in its discretion, the Adviser may pay additional fees to such intermediaries from its own assets (see “Marketing Support Payments”).

The Fund has not commenced operations as of the date of this SAI; therefore, the Fund has not paid any amounts to the Distributor under the Fund’s 12b-1 Plan.

Marketing Support Payments
The Adviser, out of its own profits and resources and without additional cost to the Fund or its shareholders, may provide additional cash payments or other compensation (“Support Payments”) to certain financial intermediaries who sell and/or promote the sale of shares the Fund, including an affiliated broker-dealer.  Subject to and in accordance with the terms of each Fund’s prospectus and the Distribution and/or Service Plan (as applicable) adopted by resolution of the Trust's Board, and specifically the "Payments to Financial Intermediaries" section of the Fund's prospectus, the Adviser may make Support Payments to such financial intermediaries related to marketing/distribution support, shareholder servicing, sales meetings, inclusion on sales lists (including a preferred or select sales list) and participation in sales programs.

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The Adviser intends to execute agreements with several firms to pay such Support Payments, which are calculated in four ways: (1) as a percentage of net sales; (2) as a percentage of net assets; (3) as a flat fee; and, (4) in the case of payments to an affiliated broker-dealer, as a percentage of the net advisory fees received by the Adviser for assets referred by the affiliated broker-dealer.

The possibility of receiving, or the receipt of, such Support Payments as described above may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund, and other mutual funds whose affiliates make similar compensation available, over sales of shares of mutual funds (or non-mutual fund investments) that do not make such payments. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to mutual funds.

Portfolio Transactions and Brokerage
The Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions.  Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction. The Adviser is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of brokerage commission rates. The Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution. In selecting a broker-dealer to execute each particular transaction, the Adviser will initially consider their ability to execute transactions at the most favorable prices and lowest overall execution costs, while also taking into consideration other relevant factors, such as, the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the order, and the quality of execution and custodial services.  The determinative factor is not necessarily the lowest possible transaction cost, but whether the transaction represents the best qualitative execution for the client account.

Purchases of portfolio securities for the Fund will be effected through broker-dealers (including banks) that specialize in the types of securities that the Fund will be holding, unless better executions are available elsewhere.  Dealers usually act as principal for their own accounts.  Purchases from dealers will include a spread between the bid and the asked price.  If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available.  The full range and quality of services, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors available, will be considered in making these determinations.  In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other brokerage services in addition to execution services.  The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.  Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by FINRA and the SEC.  Portfolio transactions may also be placed with broker-dealers in which the Adviser has invested on behalf of the Fund and/or client accounts.

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While it is the Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Funds, in accordance with Section 28(e) under the Securities and Exchange Act of 1934, when it is determined that more than one broker can deliver best execution, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Funds or to the Adviser, even if the specific services are not directly useful to the Funds and may be useful to the Adviser in advising other clients. In evaluating the spread to be paid to a dealer, the Funds may therefore pay a higher spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer

Investment decisions for the Fund are made independently from those of other client accounts.  Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts.  In such event, the position of the Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary.  However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security.  Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time.  If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold.  It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned.  In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.  Notwithstanding the above, the Adviser may execute buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the Adviser shall, to the extent practical, allocate investment opportunities to accounts, including the Fund, over a period of time on a fair and equitable basis and in accordance with applicable law.

The Fund has not commenced operations as of the date of this SAI; therefore, the Fund has not paid any brokerage commissions.

Portfolio Turnover
Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations or redemption requests warrant such action.  Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to above-average transaction costs and could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 35%).  To the extent that the Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred and may result in a greater number of taxable transactions.

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Code of Ethics
The Trust, the Adviser and the Distributor have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act.  These Codes permit, subject to certain conditions, personnel of the Trust, Adviser and Distributor to invest in securities that may be purchased or held by the Fund.

Proxy Voting Procedures
The Board of Trustees has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to the Adviser the responsibility for voting proxies relating to portfolio securities held by the Fund as part of the Adviser’s investment advisory services, subject to the supervision and oversight of the Board.  Notwithstanding this delegation of responsibilities, however, the Fund retains the right to vote proxies relating to its portfolio securities.  The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of the Fund and its shareholders, taking into account the value of the Fund’s investments.

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll-free, (800) SEC-0330 or by accessing the SEC’s website at www.sec.gov.

The Adviser’s Proxy Voting Policies and Procedures
The Adviser will vote proxies on behalf of the Fund in a manner that it believes is consistent with the best interests of the Fund and its shareholders.  Absent special circumstances, all proxies will be voted consistent with guidelines established and described in the Adviser’s Proxy Voting Policies and Procedures.  A summary of the Adviser’s Proxy Voting Policies and Procedures is as follows:

•	The Chief Investment Officer or his designee will be responsible for all decisions regarding proxy voting, including monitoring corporate actions, making voting decisions in the best interest of the Fund, and ensuring that proxies are submitted in a timely manner.
•	The Chief Investment Officer or his designee will generally vote proxies according to the Adviser’s then-current Proxy Voting Policies and Procedures, which it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients. In pursuing this policy, proxies should be voted in a manner that is intended to maximize value to the client.
•	Although the Adviser’s Proxy Voting Policies and Procedures are to be followed as a general policy, certain issues will be considered on a case-by-case basis based on the relevant facts and circumstances. Since corporate governance issues are diverse and continually evolving, the Adviser shall devote an appropriate amount of time and resources to monitor these changes.

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•	In situations where there may be a conflict of interest in the voting of proxies between the interests of the Fund and its shareholders and those of the Adviser due to business or personal relationships that the Adviser maintains with persons having an interest in the outcome of certain votes, the Adviser may (i) vote in accordance with the voting guidelines or factors set forth in the Adviser’s Proxy Voting Policies and Procedures, (ii) vote in accordance with the recommendation of an independent third-party service provider, (iii) vote in accordance with the instructions of the Fund, or (iv) not vote or abstain from voting the securities.
•	All proxies will be voted in accordance with any applicable investment restrictions of the Fund and, to the extent applicable, any resolutions or other instructions approved by the Board.

Anti-Money Laundering Compliance Program
The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.  Ms. Deborah Ward has been designated as the Trust’s Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to: determining that the Distributor and the Transfer Agent have established proper anti-money laundering procedures; reporting suspicious and/or fraudulent activity; and a complete and thorough review of all new account applications.  The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.

Portfolio Holdings Information
The Trust, on behalf of the Fund, has adopted portfolio holdings disclosure policies (“Portfolio Holdings Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of the Fund. The Portfolio Holdings Policies are applicable to service providers of the Fund, including the Adviser. Information about the Fund’s portfolio holdings will not be distributed to any third party except in accordance with these Portfolio Holdings Policies.  The Board considered the circumstances under which the Fund’s portfolio holdings may be disclosed under the Portfolio Holdings Policies.  The Board also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Adviser, Distributor or any other affiliated person of the Fund.  After due consideration, the Board determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in the Portfolio Holdings Policies.  The Board also authorized its CCO to consider and authorize dissemination of portfolio holdings information to additional parties, after considering the best interests of the Fund’s shareholders and potential conflicts of interest in making such disclosures.

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The Board exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of the Portfolio Holdings Policies, codes of ethics and other relevant policies of the Fund and its service providers by the CCO, (2) by considering reports and recommendations by the CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering whether to approve any amendment to these Portfolio Holdings Policies.  The Board reserves the right to amend the Portfolio Holdings Policies at any time without prior notice in its sole discretion.

Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the annual and semi-annual reports to Fund shareholders, and in the quarterly holdings report on Form N-Q.  These reports will be made available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.  In addition, the Fund will publicly disclose its top ten portfolio holdings and sector breakdown on the Adviser’s website at www.tortoisecredit.com within approximately 15 calendar days after each month end or calendar quarter end, as applicable.

In the event of a conflict between the interests of the Fund and its shareholders and the interests of the Adviser or an affiliated person of the Adviser under the Portfolio Holdings Policy, the CCO of the Adviser, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Fund and its shareholders, and shall report such determination to the Board at the end of the quarter in which such determination was made.  Any employee of the Adviser who suspects a breach of this obligation must report the matter immediately to the Adviser’s CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Fund to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed: the Administrator; the Adviser; the Fund’s Accountant; the Custodian; the Transfer Agent; the Fund’s independent registered public accounting firm; counsel to the Fund or the Board (current parties are identified in this SAI); broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities); lending agents; and regulatory authorities.  Portfolio holdings information not publicly available with the SEC may only be provided to additional third parties in accordance with the Portfolio Holdings Policies, when the Fund has a legitimate business purpose, and the third party recipient is subject to a confidentiality agreement.  Portfolio holdings information may be separately provided to any person, including rating and ranking organizations such as Lipper and Morningstar, at the same time that it is filed with the SEC or one day after it is first published on the Fund’s website.  Such portfolio holdings disclosure must be approved under the Portfolio Holdings Policies by the Trust’s CCO.

In no event shall the Adviser, its affiliates or employees, or the Fund receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

There can be no assurance that the Portfolio Holdings Policies and these procedures will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

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Determination of Net Asset Value
The NAV of the Fund’s shares will fluctuate and is determined by the Fund Accountant as of the close of the regular trading session on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time) each business day.  The NYSE annually announces the days on which it will not be open for trading.  The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  However, the NYSE may close on days not included in that announcement.

The NAV of each class of shares is computed by determining the “Net Assets” of each class and dividing by the total number of shares outstanding of each class at such time.  The Net Assets of each class are calculated by (1) taking the value of all assets, less liabilities, held by the Fund and allocating such value to each share class based on the number of shares outstanding in each share class; (2) subtracting “Class Expenses” from each respective share class as defined and approved by the Board of Trustees and a majority of the Independent Trustees under the Trust’s Rule 18f-3 Multiple-Class Plan; and (3) subtracting from each share class non-class specific “Other Expenses” that are allocated to each class based on the net asset value of each class relative to the net asset value of the Fund or the Trust, as the case may be.

Net Assets Per Share Class	=	Net Asset Value Per Share Class
Shares Outstanding Per Share Class

The Fund’s assets are generally valued at their market price on the valuation date and are based on valuations provided by independent pricing services consistent with the Trust’s valuation procedures. When market prices are not readily available, a security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Board.

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  Where the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.  If no sale is reported, the security is valued at the mean between the last available bid and asked price.

Portfolio securities primarily traded on the NASDAQ Stock Market (“NASDAQ”) shall be valued using the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities that are not traded on NASDAQ shall be valued at the most recent trade price.

Fixed income securities are valued at the mean of the bid and asked prices as determined by an independent pricing service, taking into consideration recent transactions, yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant.

Exchange traded options are generally valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Futures contracts are valued at the last reported sale price on the exchange on which they are traded.

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Redeemable securities issued by investment companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day.  Rights and warrants are valued at the last reported sale price at Valuation Time on the exchange on which they are traded.

All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

Purchase and Redemption of Fund Shares

Purchase of Shares
Shares of the Fund are sold in a continuous offering and may be purchased on any business day from the Fund.  The Fund may also authorize one or more financial intermediaries to accept purchase orders (an “Authorized Intermediary”).  Authorized Intermediaries are authorized to designate other Authorized Intermediaries to accept orders on the Fund’s behalf.  An order is deemed to be received when the Fund or an Authorized Intermediary accepts the order.

Orders received by the Fund or an Authorized Intermediary by the close of trading on the NYSE (generally 4:00 p.m., Eastern time) on a business day will be processed at the applicable price determined as of the close of trading on the NYSE on that day.  Otherwise, the orders will be processed based on the next determined NAV.

Orders received by financial intermediaries that are not Authorized Intermediaries, will be processed at the applicable price next calculated after the Transfer Agent receives the order from the financial intermediary.

Purchase Requests Must be Received in Good Order
“Good order” means that your purchase request includes:

•	The name of the Fund you are investing in;
•	The dollar amount of shares to be purchased;
•	The class of shares to be purchased;
•	Your Account Application or investment stub; and
•	A check payable to the name of the Fund or a wire transfer received by the Fund.

Shares of the Fund have not been registered and are not offered for sale outside of the United States.  The Fund generally do not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses or in certain other circumstances where the Chief Compliance Officer and Anti-Money Laundering Officer for the Trust both conclude that such sale is appropriate and is not in contravention of United States law.

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Redemption of Shares
In general, orders to sell or “redeem” shares may be placed directly with the Fund or through a financial intermediary.  You may redeem all or part of your investment in the Fund’s shares on any business day that the Fund calculates its NAV.  It is the financial intermediary’s responsibility to transmit orders timely to the Fund.

Redemption Requests Must be Received in Good Order
Your share price will be based on the next NAV per share calculated after the Transfer Agent or an Authorized Intermediary receives your redemption request in good order.  A redemption request will be deemed in “good order” if it includes:

•	The shareholder’s name;
•	The name of the Fund;
•	The account number;
•	The share or dollar amount to be redeemed;
•	The class of shares to be redeemed; and
•	Signatures by all shareholders on the account (with signature(s) guaranteed, if applicable).

Unless you instruct the Transfer Agent otherwise, redemption proceeds will be sent to the address of record. The Fund will not be responsible for interest lost on redemption amounts due to lost or misdirected mail.

A signature guarantee of each owner is required in the following situations:

•	If ownership is changed on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	If a change of address request was received by the Transfer Agent within the last 15 calendar days; or
•	For all redemptions in excess of $100,000 from any shareholder account.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.  Signature guarantees, from either a Medallion program member or a non-Medallion program member, can be obtained from banks and securities dealers, but not from a notary public.

The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program.  The Fund and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption-in-Kind
Under normal circumstances, the Fund does not intend to redeem shares in any form except cash.  The Trust, however, has filed a notice of election under Rule 18f-1 of the 1940 Act that allows the Fund to redeem in-kind redemption requests during any 90-day period in excess of the lesser of $250,000 or 1% of the net assets of the Fund, valued at the beginning of such period.  If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and will bear any market risks associated with such securities until they are converted into cash.

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Cancellations and Modifications
The Fund will not accept a request to cancel or modify a transaction once processing has begun.

Tax Matters
The following discussion is a summary of certain U.S. federal income tax considerations affecting the Fund and their shareholders.  The discussion reflects applicable U.S. federal income tax laws of the U.S. as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect.  No attempt is made to present a detailed explanation of all U.S. federal income, estate or gift, or state, local or foreign tax concerns affecting the Fund and their shareholders (including shareholders owning large positions in the Fund).  The discussion set forth herein does not constitute tax advice.  Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status, such as a financial institution, “real estate investment trust,” insurance company, RIC, individual retirement account, other tax-exempt entity, dealer in securities or foreign investor.  Furthermore, this discussion does not reflect possible application of the alternative minimum tax.  Unless otherwise noted, this discussion assumes the Fund’s stock and debt securities are held by U.S. persons and that such shares and securities are held as capital assets.

A U.S. holder is a beneficial owner that is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States (including certain former citizens and former long-term residents);

•	A corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	A trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. shareholders have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Foreign holder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust, or estate and is not a U.S. holder.  If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership.

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Each series of the Trust is treated as a separate entity for federal income tax purposes.  The Fund, series of the Trust, intend to qualify and elect to be treated as a RIC under Subchapter M of the Code, provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions.  If for any taxable year the Fund fails to qualify for the special federal income tax treatment afforded to RICs, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to the Fund’s shareholders) and its income available for distribution will be reduced.

As long as the Fund meet certain requirements that govern the Fund’s source of income, diversification of assets and distribution of earnings to shareholders, the Fund will not be subject to U.S. federal income tax on income distributed (or treated as distributed, as described below) to its shareholders. With respect to the source of income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from interests in qualified publicly traded partnerships. A qualified publicly traded partnership is generally defined as a publicly traded partnership under Section 7704 of the Code, but does not include a publicly traded partnership if 90% or more of its income is described in (i) above.

With respect to the diversification of assets requirement, the Fund must diversify their holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that the Fund control and that are determined to be engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

In addition, pursuant to tax regulations the Fund may invest no more than 25% of its total assets in the securities of MLPs and other entities treated as qualified publicly traded partnerships.  The Fund will not be required to reduce a position due solely to market value fluctuations in order to comply with the 25% limitation in publicly traded partnerships, inclusive of MLP investments, but will not be able to purchase additional MLP securities unless the Fund is in compliance with the restriction.

The Fund’s policy is to distribute to its shareholders substantially all of its net investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes based on net income.  However, the Fund can give no assurances that its anticipated distributions will be sufficient to eliminate all taxes.  If the Fund does not qualify as a regulated investment company, it would be taxed as a corporation and, in such case, it would be more beneficial for a shareholder to directly own the Fund’s underlying investments rather than indirectly owning the underlying investments through the Fund.  If the Fund fails to distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax, the Fund will be subject to a 4% excise tax.

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Net investment income generally consists of interest, dividends, and short-term capital gains, less expenses.  Net realized capital gains for a fiscal period are computed by taking into account any capital loss carry forward of the Fund.

Distributions of net investment income are generally taxable to shareholders as ordinary income.  For individual shareholders, a portion of the distributions paid by the Fund may consist of qualified dividends eligible for taxation at the rate applicable to long-term capital gains to the extent the Fund designates the amount distributed as a qualified dividend and the shareholder meets certain holding period requirements with respect to his or her Fund shares.  In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent the Fund designates the amount distributed as eligible for deduction and the shareholder meets certain holding period requirements with respect to its Fund shares.  The aggregate amount so designated to either individuals or corporate shareholders cannot, however, exceed the aggregate amount of such dividends received by the Fund for its taxable year.  In view of the Fund’s investment policies, it is expected that part (but not all) of the distributions by the Fund may be eligible for the qualified dividend income treatment for individual shareholders and the dividends-received deduction for corporate shareholders. Any distributions to you in excess of the Fund’s investment company taxable income and net capital gains will be treated by you, first, as a tax-deferred return of capital, which is applied against and will reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will generally constitute capital gains.

Any long-term capital gain distributions are taxable to shareholders as long-term capital gains regardless of the length of time shares have been held.  Net capital gains distributions are not eligible for the qualified dividend income treatment or the dividends-received deduction referred to in the previous paragraph.

Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash.  Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31.  Distributions are includable in alternative minimum taxable income in computing a shareholder’s liability for the alternative minimum tax.

A redemption of Fund shares may result in recognition of a taxable gain or loss and, if held as a capital asset, capital gain or loss.  Any loss realized upon a redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains received on those shares.  Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

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Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you.  States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund.  Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae obligations), generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporations.

The Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired.  However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account.  The Fund will calculate cost basis using the Fund’s default method, unless you instruct the Fund to use a different calculation method.  For additional information regarding the Fund’s available cost basis reporting methods, including its default method, please contact the Fund.  If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Except in the case of certain exempt shareholders, if a shareholder does not furnish the Fund with its correct Taxpayer Identification Number and certain certifications or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds currently at a rate of 28% for U.S. residents.

Gain or loss recognized by the Fund on the sale or other disposition of portfolio investments will be a capital gain or loss.  Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into income as it accrues. If the Fund purchases a debt obligation (such as a zero-coupon security or payment-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a fund’s investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities.  To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

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Tax rules are not entirely clear about issues such as whether and to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Internal Revenue Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, the Fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid the Fund-level tax.

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Certain of the Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

For purposes of the source of income requirement, income derived by the Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund.  While the rules are not entirely clear with respect to the Fund investing in a partnership outside a master feeder structure, for purposes of testing whether the Fund satisfies the diversification of assets requirement, the Fund generally is treated as owning a pro rata share of the underlying assets of a partnership.  In contrast, different rules apply to a partnership that is a QPTP.  A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the source of income requirement (e.g., because it invests in commodities).  All of the net income derived by the Fund from an interest in a QPTP will be treated as qualifying income but the Fund may not invest more than 25% of its total assets in one or more QPTPs.  However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year.  Any such failure to annually qualify as a QPTP might, in turn, cause the Fund to fail to qualify as a regulated investment company.  Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to the Fund with respect to items attributable to an interest in a QPTP.  Fund investments in partnerships, including in QPTPs, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond.  If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event.  Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt.  Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt.  Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

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Foreign taxpayers (including nonresident aliens) are generally subject to a flat withholding rate, currently 30% on U.S. source income.  This withholding rate may be lower under the terms of a tax treaty.

This discussion and the related discussion in the Prospectus have been prepared by Fund management, and counsel to the Fund has expressed no opinion in respect thereof.

This section is not intended to be a full discussion of federal tax laws and the effect of such laws on you.  There may be other federal, state, foreign or local tax considerations to a particular investor.  You are urged to consult your own tax adviser.

Distributions
The Fund will receive income in the form of dividends and interest earned on its investments in securities.  This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be distributed to the Fund’s shareholders.

The amount of the Fund’s distributions is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed, and is subject to the discretion of the Board.  The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

The Fund may also derive capital gains or losses in connection with sales or other dispositions of its portfolio securities.  Any net gain the Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from the eight previous taxable years), although a distribution from capital gains, will be distributed to shareholders with and as a part of the distributions of net investment income giving rise to ordinary income.  If during any year the Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain.  After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from the eight previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time the Fund’s shares may have been held by the shareholders.  For more information concerning applicable capital gains tax rates, see your tax adviser.

Any distribution paid by the Fund reduces the Fund’s NAV per share on the date paid by the amount of the distribution per share.  Accordingly, a distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of principal (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

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Distributions will be automatically reinvested in additional common shares, unless the shareholder specifically has indicated otherwise. Investors have the right to change their elections with respect to the reinvestment of distributions by notifying the Transfer Agent in writing.  However, any such change will be effective only as to distributions for which the record date is five or more business days after the Transfer Agent has received the written request.

Financial Statements
As the Fund has recently commenced operations and have not yet reached the end of its first fiscal year, there are no annual financial statements available at this time.  Shareholders of the Fund will be informed of the Fund’s progress through periodic reports when those reports become available.  Financial statements certified by the independent registered public accounting firm will be submitted to shareholders at least annually.

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MANAGED PORTFOLIO SERIES (the “Trust”)
PART C
(Tortoise Select Income Bond Fund)

OTHER INFORMATION

Item 28.  Exhibits

(a)	(1)		Certificate of Trust – incorporated herein by reference to the Trust’s Registration Statement on Form N-1A filed on February 4, 2011.
	(2)		Amended and Restated Agreement and Declaration of Trust – incorporated herein by reference to the Trust’s Registration Statement on Form N-1A filed on May 5, 2011.
(b)			Amended and Restated Bylaws – incorporated herein by reference to the Trust’s Registration Statement on Form N-1A filed on May 5, 2011.
(c)			Instruments Defining Rights of Security Holders – incorporated by reference to the Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws filed on May 5, 2011.
(d)			Investment Advisory Agreement between the Trust, on behalf of the Tortoise Select Income Bond Fund, and Tortoise Credit Strategies, LLC – filed herewith
(e)			Distribution Agreement between the Trust, on behalf of the Tortoise Select Income Bond Fund, and Quasar Distributors, LLC – filed herewith
(f)			Bonus or Profit Sharing Contracts – not applicable
(g)	(1)		Custody Agreement between the Trust and U.S. Bank National Association – incorporated herein by reference to the Trust’s Registration Statement on Form N-1A filed on May 5, 2011.
		(i)	Amendment to the Custody Agreement between the Trust and U.S. Bank National Association – filed herewith
(h)	(1)
Fund Administration Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference to the Trust’s Registration Statement on Form N-1A filed on May 5, 2011.

		(i)	Amendment to the Fund Administration Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – filed herewith
	(2)		Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference to the Trust’s Registration Statement on Form N-1A filed on May 5, 2011.
		(i)	Amendment to the Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – filed herewith
	(3)		Transfer Agent Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – incorporated herein by reference to the Trust’s Registration Statement on Form N-1A filed on May 5, 2011.
		(i)	Amendment to the Transfer Agent Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – filed herewith

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	(4)	Operating Expenses Limitation Agreement between the Trust, on behalf of the Tortoise Select Income Bond Fund, and Tortoise Credit Strategies, LLC – filed herewith
(i)		Opinion and Consent of Counsel for the Tortoise Select Income Bond Fund – filed herewith
(j)	(1)
Powers of Attorney for Robert J. Kern, David A. Massart, Leonard M. Rush and David M. Swanson dated November 18, 2015 – incorporated herein by reference from Post-Effective Amendment No. 217 to the Trust’s Registration Statement on Form N-1A filed on March 24, 2016.

(k)		Omitted Financial Statements – not applicable
(l)		Seed Capital Agreements – incorporated herein by reference to the Trust’s Registration Statement on Form N-1A filed on May 5, 2011.
(m)		Rule 12b-1 Plan – filed herewith
(n)		Multiple Class Plan (Rule 18f-3) – filed herewith
(o)		Reserved
(p)	(1)	Code of Ethics for the Trust – incorporated herein by reference from Post-Effective Amendment No. 190 to the Trust’s Registration Statement on Form N-1A filed on November 25, 2015.
(2)
Code of Ethics for the Distributor, Quasar Distributors, LLC – incorporated herein by reference from Post-Effective Amendment No. 193 to the Trust’s Registration Statement on Form N-1A filed on December 18, 2015.

	(3)	Code of Ethics for Tortoise Credit Strategies, LLC – filed herewith

Item 29.  Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.  Indemnification

Reference is made to Article VII of the Registrant’s Amended and Restated Agreement and Declaration of Trust.  With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, (the “1933 Act”) the Registrant furnishes the following undertaking:  “Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the U.S. Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.”

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Item 31.  Business and Other Connections of Investment Adviser

With respect to the Adviser, the response to this Item will be incorporated by reference to the Adviser’s Uniform Applications for Investment Adviser Registration (“Form ADV”) on file with the SEC.  The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32.  Principal Underwriter.

(a)	Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Academy Funds Trust	Jensen Portfolio, Inc.
Advisors Series Trust	Kirr Marbach Partners Funds, Inc.
Aegis Funds	LKCM Funds
Allied Asset Advisors Funds	LoCorr Investment Trust
Alpha Architect ETF Trust	Lord Asset Management Trust
Alpine Equity Trust	MainGate Trust
Alpine Income Trust	Managed Portfolio Series
Alpine Series Trust	Manager Directed Portfolios
Amplify ETF Trust	Matrix Advisors Value Fund, Inc.
Angel Oak Funds Trust	Merger Fund
Appleton Funds	Monetta Trust
Barrett Opportunity Fund, Inc.	Nicholas Fund, Inc.
Bridge Builder Trust	Oaktree Funds
Bridges Investment Fund, Inc.	Permanent Portfolio Family of Funds, Inc.
Brookfield Investment Funds	Perritt Funds, Inc.
Brown Advisory Funds	PRIMECAP Odyssey Funds
Buffalo Funds	Professionally Managed Portfolios
CG Funds Trust	Prospector Funds, Inc.
Compass EMP Funds Trust	Provident Mutual Funds, Inc.
DoubleLine Funds Trust	Rainier Investment Management Mutual Funds
ETF Series Solutions	RBC Funds Trust
Evermore Funds Trust	Series Portfolio Trust
FactorShares Trust	Stone Ridge Trust
First American Funds, Inc.	Stone Ridge Trust II
FundX Investment Trust	Stone Ridge Trust III
Glenmede Fund, Inc.	Stone Ridge Trust IV
Glenmede Portfolios	Stone Ridge Trust V
GoodHaven Funds Trust	Thompson IM Funds, Inc.
Greenspring Fund, Inc.	Trust for Professional Managers
Guinness Atkinson Funds	Trust for Advised Portfolios
Harding Loevner Funds, Inc.	USA Mutuals
Hennessy Funds Trust	Wall Street EWM Funds Trust
Horizon Funds	Westchester Capital Funds
Hotchkis & Wiley Funds	Wisconsin Capital Funds, Inc.
Intrepid Capital Management Funds Trust	YCG Funds
IronBridge Funds, Inc.
Jacob Funds, Inc.

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(b)	To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Vice President, Secretary	None
Joseph C. Neuberger(1)	Board Member	None
Robert Kern(1)	Board Member	Chairman and Trustee
Susan LaFond(1)	Vice President, Treasurer	None
Peter A. Hovel(1)	Chief Financial Officer	None
Teresa Cowan(1)	Senior Vice President, Assistant Secretary	None
Brett Scribner(3)	Assistant Treasurer	None

(1) This individual is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202.
(2) This individual is located at 6602 East 75th Street, Indianapolis, Indiana, 46250.
(3) This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(c) Not applicable.

Item 33.  Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Maintained By:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202
Registrant’s Custodian	U.S. Bank National Association 1555 N. Rivercenter Drive, Suite 302 Milwaukee, Wisconsin 53212
Registrant’s Investment Adviser	Tortoise Credit Strategies, LLC 11550 Ash Street, Suite 300 Leawood, Kansas 66211
Registrant’s Distributor	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

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Item 34.  Management Services

Not applicable.

Item 35.  Undertakings

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 259 meets all of the requirements for effectiveness under Rule 485(b) and it has duly caused this Post-Effective Amendment No. 259 to its Registration Statement on Form N-1A to be signed below on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin, on December 23, 2016.

Managed Portfolio Series By: /s/ James R. Arnold James R. Arnold President

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the 23rd day of December, 2016.

	Signature	Title

	Robert J. Kern*	Trustee
Robert J. Kern

	David A. Massart*	Trustee
David A. Massart

	Leonard M. Rush*	Trustee
Leonard M. Rush

	David M. Swanson*	Trustee
David M. Swanson

	/s/ James R. Arnold	President and Principal Executive Officer
James R. Arnold

	/s/ Brian R. Wiedmeyer	Treasurer and Principal Financial Officer
Brian R. Wiedmeyer

*By:	/s/ James R. Arnold
James R. Arnold, Attorney-In-Fact pursuant to Power of Attorney

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INDEX TO EXHIBITS

Exhibit Number	Description
(d)	Investment Advisory Agreement between the Trust, on behalf of the Tortoise Select Income Bond Fund, and Tortoise Credit Strategies, LLC
(e)	Distribution Agreement between the Trust, on behalf of the Tortoise Select Income Bond Fund, and Quasar Distributors, LLC
(g)(1)(i)	Amendment to the Custody Agreement between the Trust and U.S. Bank National Association
(h)(1)(i)	Amendment to the Fund Administration Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC
(h)(2)(i)	Amendment to the Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC
(h)(3)(i)	Amendment to the Transfer Agent Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC
(h)(4)	Operating Expenses Limitation Agreement between the Trust, on behalf of the Tortoise Select Income Bond Fund, and Tortoise Credit Strategies, LLC
(i)	Opinion and Consent of Counsel for the Tortoise Select Income Bond Fund
(m)	Rule 12b-1 Plan
(n)	Multiple Class Plan (Rule 18f-3)
(p)(3)	Code of Ethics for Tortoise Credit Strategies, LLC

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